UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ⌧

Filed by a party other than the Registrant ◻

Check the appropriate box:

◻ Preliminary Proxy Statement

◻ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

⌧ Definitive Proxy Statement

◻ Definitive Additional Materials

◻ Soliciting Material pursuant to Section 240.14a-12

PURE CYCLE CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧ No fee required.

◻ Fee paid previously with preliminary materials:

◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PURE CYCLE CORPORATION

34501 E. Quincy Avenue, Building 65, Suite A

Watkins, CO 80137

(303) 292-3456

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on January 17, 2024

TO PURE CYCLE’S SHAREHOLDERS:

You are cordially invited to attend the annual meeting of shareholders of Pure Cycle Corporation. The meeting will be held at the offices of Dorsey & Whitney, LLP located at 1400 Wewatta Street, Suite 400, Denver, Colorado 80202, on January 17, 2024, at 2:00 p.m. Mountain Time, or at such other time or place as maybe announced in the event of an adjournment or postponement thereof. If a change is made, we will announce the change in advance, and details on how to participate will be issued by press release, posted on our website, and filed as additional proxy materials. The purposes of the meeting are to:

1.	Elect a board of seven directors to serve until the next annual meeting of shareholders, or until their successors have been duly elected and qualified;
2.	Ratify the appointment of FORVIS, LLP as our independent registered public accounting firm for the year ending August 31, 2024;
3.	Approve, on an advisory basis, the compensation of our named executive officers;
4.	Approve the Pure Cycle Corporation 2024 Equity Incentive Plan; and
5.	Transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Only shareholders of record as of 5:00 p.m. Mountain Time on November 17, 2023, will be entitled to notice of or to vote at this meeting or any adjournment(s) or postponement(s) thereof.

You must RSVP if you plan to attend the meeting in person so we may ensure we have adequate space. Please email us at info@purecyclewater.com with the number of planned in-person attendees no later than 5:00 p.m. Mountain Time on January 3, 2024, if you plan to attend in person. IF YOU DO NOT RSVP BY THIS DATE, YOU MAY NOT BE ADMITTED TO THE MEETING.

Whether or not you plan to attend, please vote promptly by following the instructions on the Important Notice Regarding the Availability of Proxy Materials or, if you requested a printed set of proxy materials, by completing, signing and dating the enclosed proxy and returning it in the accompanying postage-paid envelope. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mark W. Harding
Mark W. Harding, President

December 5, 2023

Table of Contents

INFORMATION ABOUT THE MEETING2

What is the purpose of the Meeting?2

Who is entitled to vote and how many votes do I have?2

How do I vote?2

Can I change or revoke my vote?2

Will my shares held in street name be voted if I do not provide my proxy?2

What is a quorum?2

How many votes are required to approve the proposals?2

Does Pure Cycle expect there to be any additional matters presented at the Meeting?3

When will the results of the voting being announced?3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS3

Voting Securities and Principal Holders Thereof3

Securities Authorized for Issuance Under Equity Compensation Plans4

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS4

Directors and Director Nominees5

Executive Officer (Non-Director)6

CORPORATE GOVERNANCE AND BOARD MATTERS6

Board Leadership Structure6

Board Role in Risk Oversight7

Board Diversity7

Board Membership and Director Independence8

Committees8

Code of Business Conduct and Ethics10

Shareholder Communications with the Board10

Director Compensation10

EXECUTIVE COMPENSATION11

Named Executive Officers11

Executive Compensation Discussion11

Compensation Philosophy11

Shareholder Feedback and Say-On-Pay Results12

Compensation Components12

Compensation of Pure Cycle’s Executive Officers12

Stock Ownership Guidelines for Executive Officers12

Hedging Policy13

Employment and Severance Agreements13

Summary Compensation Table13

Outstanding Equity Awards at Fiscal Year-End13

Pay versus Performance Table14

Pay versus Performance Narrative15

REPORT OF THE AUDIT COMMITTEE16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS16

PROPOSAL 1 – ELECTION OF DIRECTORS17

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM17

PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION19

PROPOSAL 4 – APPROVAL OF PURE CYCLE CORPORATION 2024 EQUITY INCENTIVE PLAN19

ACTION TO BE TAKEN UNDER THE PROXY24

OTHER INFORMATION24

Delinquent Section 16(a) Reports24

Shareholder Proposals and Nomination of Directors24

Delivery of Materials to Shareholders with Shared Addresses24

Availability of Annual Report and Other Documents24

Appendix A25

Table of Contents

PURE CYCLE CORPORATION

34501 E. Quincy Avenue, Building 65, Suite A

Watkins, CO 80137

(303) 292-3456

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF SHAREHOLDERS

To be held on January 17, 2024

This proxy statement is being made available to shareholders in connection with the solicitation of proxies by the board of directors of PURE CYCLE CORPORATION (“Pure Cycle,” “we,” or “our”) to be voted at our annual meeting of shareholders (the “Meeting”) to be held at the offices of Dorsey & Whitney, LLP located at 1400 Wewatta Street, Suite 400, Denver, Colorado 80202, on January 17, 2024, at 2:00 p.m. Mountain Time, or at any adjournment or postponement thereof. If a change is made, we will announce the change in advance, and details on how to participate will be issued by press release, posted on our website, and filed as additional proxy materials. Our officers, directors, and other regular employees may, without additional compensation, solicit proxies personally or by other appropriate means. We will pay the costs associated with any proxy solicitations performed by our officers, directors, or other regular employees.

On or about December 7, 2023, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders, which contains instructions on how to access the proxy materials, including this proxy statement and our annual report, on the Internet, as well as instructions on how to request paper copies. In addition, shareholders may request proxy materials in printed form by writing our Corporate Secretary at the address set forth above.

If you would like to receive the Notice via email rather than regular mail in future years, please follow the instructions in the Notice. Choosing to receive future notices by email will help us reduce the costs and environmental impact of the Meeting. Voting in a timely manner will also reduce the need for us to solicit votes and reduce the costs associated with the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on January 17, 2024:

The proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended August 31, 2023, are available at http://www.proxyvote.com.

INFORMATION ABOUT THE MEETING

What is the purpose of the Meeting?

At the Meeting, shareholders are asked to act upon the matters outlined above in the Notice of Annual Meeting of Shareholders and as described in this proxy statement. The matters to be considered are (1) the election of directors, (2) the ratification of the appointment of our independent registered public accounting firm for the year ending August 31, 2024, (3) the approval, on an advisory basis, of the compensation of our named executive officers, (4) the approval of the Pure Cycle Corporation 2024 Equity Incentive Plan (the “2024 Plan”), and (5) such other matters as may properly come before the Meeting. Executive officers will be available to respond to appropriate questions.

Who is entitled to vote and how many votes do I have?

If you were a shareholder of record as of 5:00 p.m. Mountain Time on November 17, 2023, you will be entitled to vote at the Meeting or any adjournments or postponements thereof. On that date, there were 24,085,720 shares of our 1/3 of $.01 par value common stock (“common stock”) issued and outstanding. Each outstanding share of our common stock will be entitled to one vote on each matter acted upon. There is no cumulative voting.

How do I vote?

If your shares are held in an account at a bank, brokerage firm, or other nominee in “street name,” you need to submit voting instructions to your bank, brokerage firm, or other nominee in order to cast your vote. If you wish to vote in person at the Meeting, please RSVP to inform us that you will be attending in person as noted above, and you must obtain a valid proxy from the nominee that holds your shares. If you are the shareholder of record, you may vote your shares by following the instructions in the Notice mailed on or about December 7, 2023, or, if you have received a printed set of the proxy materials, you may vote your shares by completing, signing, and dating the enclosed proxy card and then mailing it to our transfer agent in the pre-addressed envelope provided. You may also vote your shares by calling the transfer agent at the number listed on the proxy card or by attending the Meeting in person if you RSVP in advance as described above.

Can I change or revoke my vote?

A proxy may be revoked by a shareholder any time before it is voted at the Meeting by submission of another proxy bearing a later date, by attending the Meeting and voting in person, or if you are a shareholder of record, by written notice of revocation to our Corporate Secretary.

Will my shares held in street name be voted if I do not provide my proxy?

If you hold your shares through a bank, broker, or other nominee, your shares must be voted by the nominee. If you do not provide voting instructions, under the rules of the securities exchanges, the nominee’s discretionary authority to vote your shares is limited to “routine” matters. We believe that proposals 1, 3 and 4 are not considered routine matters for this purpose, so if you do not provide your proxy, your shares will not be voted at the Meeting with respect to these proposals. In this case, your shares will be treated as “broker non-votes” and will not be counted for purposes of determining the outcome on these proposals.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has discretionary authority to vote on at least one matter at the meeting but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

What is a quorum?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock constitutes a quorum at the Meeting for the election of directors and for the other proposals. Abstentions and broker non-votes are counted for the purposes of determining whether a quorum is present at the Meeting.

How many votes are required to approve the proposals?

●	Election of Directors – The election of directors requires the affirmative vote of a plurality of the votes cast by shares represented in person or by proxy and entitled to vote for the election of directors. This means that the nominees receiving the most votes from those eligible to vote will be elected. You may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees; however, a “withheld” vote or a broker non-vote (defined above) will have no effect on the outcome of the election.

●	Ratification of auditors, advisory vote on executive compensation, approval of the 2024 Plan and other matters – The number of votes cast in favor of the proposal at the Meeting must exceed the number of votes cast against the proposal for the approval of Proposals 2, 3, 4 and other matters. For Proposals 2, 3, 4 and any other business matters to be voted on, you may vote “FOR,” “AGAINST,” or you may “ABSTAIN.” Abstentions and broker non-votes will not be counted as votes for or against a proposal and, therefore, have no effect on the vote. Because your vote on executive compensation is advisory, it will not be binding on the board of directors or us. However, the board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

If no specification is made, then the shares will be voted “FOR” the election as directors of the persons nominated by the board of directors, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4, and otherwise in accordance with the recommendations of the board of directors.

Does Pure Cycle expect there to be any additional matters presented at the Meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy holders, Mark W. Harding and Marc S. Spezialy, have the discretion to vote your shares on any additional matter properly presented for a vote at the Meeting. If for any unforeseen reason any of the director nominees are not available for election at the date of the Meeting, the named proxy holders will vote your shares for such other candidates as may be nominated by the board.

When will the results of the voting being announced?

We will announce preliminary results at the Meeting and will publish final results in a current report on Form 8-K to be filed within four business days of the date of the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

Voting Securities and Principal Holders Thereof

The following table sets forth information as of November 17, 2023, as to the beneficial ownership of shares of our common stock by (i) each person (or group of affiliated persons) known to us to own beneficially 5% or more of the common stock, (ii) each of our director’s and each nominee for director, (iii) each executive officer, and (iv) all directors and executive officers as a group. All information is based on information filed by such persons with the SEC and other information provided to us by such persons. Except as otherwise indicated, we believe each of the beneficial owners listed has sole investment and voting power with respect to such shares. On November 17, 2023, there were 24,085,720 shares of common stock outstanding. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire shares within 60 days of November 17, 2023, are included as outstanding and beneficially owned for that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of class
5% OR MORE BENEFICIAL OWNERS
Plaisance Capital, LLC	2,688,778	(1)	11.2%
DIRECTORS AND NAMED EXECUTIVE OFFICERS
Mark W. Harding **	1,030,089	(2)	4.3%
Marc S. Spezialy **	-
Patrick J. Beirne **	38,533	(3)	*
Wanda J. Abel **	5,033		*
Frederick A. Fendel III **	7,033		*
Peter C. Howell **	55,255	(4)	*
Daniel R. Kozlowski **	2,695,811	(5)	11.2%
Jeffrey G. Sheets **	9,033		*
All officers and directors as a group (8 persons)	3,840,787	(6)	15.9%

*	Less than 1%
**	Address is our corporate address: 34501 E. Quincy Avenue, Bldg. 65, Suite A, Watkins, CO 80137
(1)	The following information is based on a Schedule 13D as amended, filed by Plaisance Capital, LLC (“PCL”). Consists of 2,688,778 shares owned directly by Plaisance SPV I, LLC (“PSPV”). PCL, as the investment manager of PSPV, and Daniel R. Kozlowski, as managing member of PCL, share voting and investment power with regards to the shares held by PSPV and each may be considered the beneficial owner of the shares owned by PSPV. Each of PCL and Mr. Kozlowski disclaim beneficial ownership of the securities except to the extent of their pecuniary interest, if any, therein. The address of PCL is 250 Fillmore Street, Suite 525, Denver, Colorado 80206.
(2)	Includes 280,000 shares purchasable by Mr. Harding under options exercisable within 60 days. Includes 210,000 shares of common stock held by SMA Investments, LLLP, a limited liability limited partnership controlled by Mr. Harding.
(3)	Includes 29,500 shares purchasable by Mr. Beirne under options exercisable within 60 days.
(4)	Includes 19,500 shares purchasable by Mr. Howell under options exercisable within 60 days.
(5)	Includes 2,688,778 shares beneficially owned by Mr. Kozlowski, PCL, and PSPV as described under footnote (1) above. Mr. Kozlowski disclaims beneficial ownership of the securities except to the extent of his pecuniary interest, if any, therein.
(6)	Includes the following shares:
a.	210,000 shares held by SMA Investments, LLLP as described in footnote (2) above,
b.	329,000 shares purchasable by directors and officers under options exercisable within 60 days, and
c.	2,688,788 shares held by PSPV and PCL as described in footnote (1) above.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding our equity compensation plans as of August 31, 2023. All securities outstanding represent options to purchase common stock pursuant to our 2014 Equity Incentive Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans:
Approved by security holders	563,000	$9.15	964,378
Not approved by security holders	—	—	—
Total	563,000	$9.15	964,378

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth the name, age and title of each current director, each nominee standing for election to the board of directors and each of our executive officers.

Name	Age	Position
Mark W. Harding	60	Director, President and CEO*
Marc S. Spezialy	41	Vice President and CFO
Wanda J. Abel	65	Director*
Patrick J. Beirne	60	Director*
Frederick A. Fendel III	68	Director*
Peter C. Howell	74	Director*
Daniel R. Kozlowski	52	Director*
Jeffrey G. Sheets	69	Director*

*	Director nominee

Directors are elected for one-year terms which expire at the annual meeting of shareholders or when their successors are duly elected and qualified. Our executive officers are elected by the board of directors, typically annually, and serve at the discretion of the board of directors. Set forth below are the names of the director nominees and executive officers, all positions and offices held by each such persons, the period during which each has served as such, and the principal occupations and employment of and public company directorships held by such persons during at least the last five years. With respect to nominees, additional information is included regarding the skills, knowledge and experience with respect to each nominee that has led the board of directors to conclude that each such nominee should be elected or re-elected as a director.

Directors and Director Nominees

Mark W. Harding. Mr. Harding joined us in April 1990 as Corporate Secretary and Chief Financial Officer. He was appointed as our President in April 2001, Chief Executive Officer (“CEO”) in April 2005, and a member of the board of directors in February 2004. Mr. Harding stepped down as CFO in April 2020. Mr. Harding brings a background in investment banking and public finance, having worked from 1988 to 1990 for Price Waterhouse’s management consulting services where he assisted clients in public finance and other investment banking related services. Mr. Harding is the President and a board member of the Rangeview Metropolitan District, Sky Ranch Metropolitan District Nos. 1, 3, 4, 5, 6, 7 and 8 and the Sky Ranch Community Authority Board and President of the South Metro Water Supply Authority. Mr. Harding also serves on the board of directors of Hawaiian Macadamia Nut Orchards, L.P., which until June 2018 was a publicly traded limited partnership. Mr. Harding earned a B.S. Degree in Computer Science and a Master of Business Administration in Finance from the University of Denver. In determining Mr. Harding’s qualifications to be on the board of directors, the board of directors considered, among other things, Mr. Harding’s extensive experience with Pure Cycle and his service on a number of advisory boards relating to water and wastewater issues in the Denver region as well as municipal boards, school boards, and chamber of commerce boards.

Wanda J. Abel. Ms. Abel was elected to the board in January 2022. Since 1993, Ms. Abel has been a partner at the law firm of Davis Graham & Stubbs LLP, a Denver, Colorado-based firm, where she started as an associate in 1986. She served as our corporate counsel from 1990 until she was elected to the board of directors, and as our securities counsel from 1990 through 2020. In addition, she has represented both public and private companies in securities matters, mergers and acquisitions, complex commercial agreements, financings and joint ventures, and served as in-house counsel for a NYSE listed company. Ms. Abel received a Bachelor of Arts degree and a Master of Library Science from Indiana University and a Juris Doctor degree from the University of Colorado Law School. In determining Ms. Abel’s qualifications to serve on the board of directors, the board has considered, among other things, her expertise in securities law, corporate governance, and complex commercial agreements, in particular her extensive knowledge of and experience with our State Land Board Lease and the other Rangeview Water Agreements.

Patrick J. Beirne. Mr. Beirne was appointed to the board in January 2016 and appointed as chair of the board in January 2021. Since April 2015, Mr. Beirne has been the Chairman and CEO of Nelson Pipeline Constructors LLC (“Nelson Pipeline”), a private company majority owned by Mr. Beirne. Nelson Pipeline is an underground utility contractor specializing in the construction of underground sanitary sewer, water and storm water pipelines. Prior to working at Nelson Pipeline, Mr. Beirne worked at Pulte Group, Inc. for 29 years in various management roles, where he gained extensive experience in the home building industry. In his last position with Pulte Group, Inc., from January 2008 to September 2014, he served as Central Area President, where he helped create the strategy for the firm’s long-term vision and oversaw operations in 10 states. Mr. Beirne also serves on the following two private company boards: Ox Engineered Products, Inc., a manufacturer of building materials based in Northville, Michigan, where he serves on the audit and compensation committees, and DPIS Engineering, LLC, an engineering service provider to residential builders across the country based in Houston, Texas. Mr. Beirne earned a B.S. degree from Michigan State University, is a Licensed General Contractor (Florida), and is active in many community and charitable organizations. In determining Mr. Beirne’s qualifications to serve on the board of directors, the board has considered, among other things, his extensive experience and expertise in the home building industry and in construction of water and sewer pipelines.

Fredrick A. Fendel III. Mr. Fendel was elected to the board in January 2021. Mr. Fendel was an associate and then a partner at the Denver, Colorado law firm of Petrock Fendel Poznanovic, P.C. from 1980 through his retirement on December 31, 2020. He has served as water law counsel to us and the Rangeview Metropolitan District from 2002 through retirement. In addition, he has represented many local governments, water utilities, special districts, developers, corporations, ditch companies, farmers and ranchers in water rights litigation; land and water acquisitions; development, zoning and subdivision approvals; real estate transactions and disputes; easement and right-of-way matters; water quality regulatory matters; and monitoring and supporting or opposing state legislation and rule-making. Mr. Fendel received a Bachelor of Arts degree from the University of Colorado and a Juris Doctor degree from the University of Michigan Law School. In determining Mr. Fendel’s qualifications to serve on the board of directors, the board has considered, among other things, his extensive experience and expertise in Colorado water law and special district law, particularly with respect to the water rights we own or control.

Peter C. Howell. Mr. Howell was appointed to the board in February 2005. From 1997 to present, Mr. Howell served as an officer, director or advisor to various business enterprises in the area of acquisitions, marketing and financial reporting. From August 1994 to August 1997, Mr. Howell served as the Chairman and Chief Executive Officer of Signature Brands USA, Inc. (formerly known as Health-O-Meter), and from 1989 to 1994 Mr. Howell served as Chief Executive Officer and a director of Mr. Coffee, Inc. Mr. Howell is a member of the board of directors of Great Lakes Cheese, Inc., a privately held company. Mr. Howell served as a member of the board of directors of Libbey Inc. (NYSE: LBY) for over 20 years before resigning in 2016. Mr. Howell also spent 10 years as an auditor for Arthur Young & Co. (now Ernst & Young). Mr. Howell received a Master of Arts degree in Economics from Cambridge University. In determining Mr. Howell’s qualifications to serve on the board of directors, the board of directors has considered, among other things, his extensive experience and expertise in finance and financial reporting qualifying him as an audit committee financial expert as well as his general business expertise.

Daniel R. Kozlowski. Mr. Kozlowski was elected to the board in January 2021. Mr. Kozlowski is the founder and managing member of Plaisance Capital, LLC, which serves as the general partner of the Plaisance Midway Fund LP, the Plaisance Fund LP and Plaisance SPV I, LLC, a holder of Pure Cycle common stock. Mr. Kozlowski founded Plaisance Capital, LLC in 2017. From 2000 until founding Plaisance Capital, LLC, Mr. Kozlowski worked at Janus Capital Corporation (now part of Janus Henderson Group PLC). While at Janus, Mr. Kozlowski was the sole portfolio manager of Janus Capital’s Opportunistic Alpha strategies, including the $4 billion Janus Contrarian Fund. Mr. Kozlowski also managed a long-short equity account in addition to long-only strategies. Mr. Kozlowski earned a Bachelor of Business Administration from the University of Miami and a Master of Business Administration from the University of Chicago’s Booth School of Business. In determining Mr. Kozlowski’s qualifications to serve on the board of directors, the board of directors considered, among other things, his extensive experience in finance and investment management.

Jeffrey G. Sheets. Mr. Sheets was appointed to the board in January 2020. Since 1991, Mr. Sheets has been Vice President of Koelbel and Company, a private Colorado commercial and residential development company. In addition, Mr. Sheets serves as a board member on a number of special districts in Colorado. Mr. Sheets received his undergraduate degree from Westmont College in Santa Barbara and his master’s degree from the University of Denver. In determining Mr. Sheets’ qualifications to serve on the board of directors, the board of directors considered, among other things, his extensive knowledge of real estate development in Colorado, including his experience with master planning and entitlements for both residential and commercial projects, land acquisitions, property assessments, and special districts.

Executive Officer (Non-Director)

Marc S. Spezialy. Mr. Spezialy joined us in July 2023 and was appointed Vice President and Chief Financial Officer (“CFO”) on July 21, 2023. Mr. Spezialy has more than 19 years of accounting and finance experience. Prior to joining Pure Cycle, Mr. Spezialy was the VP, Controller, from September 2022 through July 2023, of Pulte Mortgage LLC, a subsidiary of PulteGroup, Inc. in Denver, Colorado. From January 2022 to September 2022, Mr. Spezialy was the VP Finance for Alviere, a financial services technology platform based in Denver, Colorado. From October 2019 to December 2021, Mr. Spezialy was the Chief Financial Officer of Equinox, a land development and water management company based in Denver, Colorado.  From March 2018 to October 2019, Mr. Spezialy was the Chief Financial Officer of Boxwheel, LLC, a semi-trailer leasing company based in Denver, Colorado. Mr. Spezialy began his career with PricewaterhouseCoopers LLP in San Francisco in the Audit and Advisory Business Services group. After being promoted to Audit Manager, Mr. Spezialy transitioned to corporate accounting and served in various senior level accounting and finance positions. Mr. Spezialy obtained his Bachelor Degree in both Accounting and Finance from the University of San Francisco and is a licensed Certified Public Accountant in the state of California.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure

Our board of directors has chosen to separate the positions of CEO and Chair of the board of directors. Our board of directors believes keeping these positions separate allows our CEO to focus on developing and implementing our business plans and supervising our day-to-day operations. Meanwhile, it allows the Chair of our board of directors to lead the board of directors in its oversight and advisory roles, allowing the board of directors to keep a clean and separate distinction between overseeing the executive officers charged with management of Pure Cycle and the day-to-day operations of Pure Cycle. Because of the many responsibilities of the board of directors and the significant time and effort required by each of the Chair and the CEO to perform their respective duties, we believe having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a corollary, enhances our prospects for success. The board of directors also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management.

Board Role in Risk Oversight

Our board of directors has responsibility for the oversight of our risk management processes. The board of directors administers its oversight function through committees, retaining responsibility for general oversight of risks. The committee chairs are responsible for reporting findings regarding material risk exposure to the board of directors as quickly as possible. The board of directors delegates to the audit committee oversight responsibility to review our code of ethics, including whether the code of ethics is successful in preventing illegal or improper conduct, and our management’s risk assessments and management’s financial risk management policies, including the policies and guidelines used by management to identify, assess, and manage our exposure to financial risk. Our compensation committee assesses and monitors any significant compensation-related risk exposure, and the steps management should take to monitor or mitigate such exposure. Our executive officers are responsible for the day-to-day management of the material risks we face. In its oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. At least annually, the board of directors holds a strategic planning session with management to discuss in depth our strategies, key challenges, risks and opportunities. This involvement of the board of directors in setting our business strategy is a key part of its oversight of risk management, its assessment of management’s appetite for risk, and its determination of what constitutes an appropriate level of risk. Additionally, the board of directors regularly receives updates from management regarding certain risks we face, including various operating risks. Management attends meetings of the board of directors and its committees on a regular basis, and as is otherwise needed, and is available to address any questions or concerns raised by the board on risk management and any other matters. The board of directors and its committees also hold executive sessions without management present to discuss, among other things, risks faced by Pure Cycle and management’s ability to effectively mitigate these risks.

Each of the board of director committees oversees the management of our risks that fall within the committee’s areas of responsibility. A description of each committee’s risk oversight focus is below. In performing this function, each committee has full access to management, as well as the ability to engage advisors. When a committee receives a report or update regarding an area of potential risk to us, the chair of the relevant committee determines whether it is materially significant enough to report on the discussion to the full board of directors. This enables our board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of our risk-related internal controls, internal investigations, and enterprise risks, generally. The Nominating and Corporate Governance Committee (the “Nominating Committee”) oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as management and director succession planning. The Compensation Committee oversees risks related to compensation policies and practices and is responsible for establishing and maintaining compensation policies and programs designed to create incentives consistent with our business strategy that do not encourage excessive risk-taking.

Board Diversity

Our board of directors believes that improving diversity on the board is one of many important considerations in board composition. When considering candidates for the board of directors, the Nominating Committee evaluates the entirety of each candidate’s credentials, including factors such as experience, skill, age, diversity of background, gender, race, ethnicity, national origin, and sexual orientation or identity, as well as each candidate’s judgment, strength of character and specialized knowledge. As part of its efforts to increase board diversity, the Nominating Committee has proposed and supported amendments to the Corporate Governance Guidelines requiring the board and the Nominating Committee to use all reasonable efforts to include in the list of candidates at least one female and one person of color when seeking to fill an empty board seat. Although the board of directors does not have a specific diversity policy, the Nominating Committee will evaluate the current composition of the board of directors, and all future board of director nominees, to ensure the directors reflect a diverse mix of skills, experiences, backgrounds, and opinions.  The Nominating Committee believes Pure Cycle’s current directors, as a group, reflect a diverse mix of skills, experiences, backgrounds, and opinions helpful to foster an effective decision-making environment and promote Pure Cycle’s culture. Director experiences cover a wide range of industries, sectors, and backgrounds, including construction, water rights, manufacturing, technology, financial services, military, legal, regulatory, and consulting.  The table below presents the diversity matrix for Pure Cycle’s board of directors as of August 31, 2023:

Pure Cycle Board Diversity Matrix
Total Number of Directors	7

Part I: Gender Identity
Female	1
Male	6
Did not disclose	—

Part II: Demographic Background
White	7
Other	—
Did not disclose	—

Board Membership and Director Independence

Director Independence – At least a majority of the members of the board and all members of the board’s Audit, Compensation, and Nominating Committees must be independent in accordance with the listing standards of The NASDAQ Stock Market (“NASDAQ”). The board has determined that all the current members of the board other than Mr. Harding, are independent pursuant to the NASDAQ standards.

Board Meetings Held – The board of directors and each of the standing committees described below meet throughout the fiscal year on a set schedule. They also hold special meetings and act by written consent from time to time as appropriate. Our independent directors meet regularly in executive sessions without management present. Generally, the executive sessions of independent directors are held in conjunction with each regularly scheduled board meeting.

During the fiscal year ended August 31, 2023, the board of directors held three (3) meetings. All board members attended 75% or more of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which the director served during the periods that the director served on the board and committees, as applicable. All our board members are expected to attend the Meeting. All our board members attended the 2023 annual meeting of shareholders.

Committees

The Board has three standing committees: the Audit Committee, Compensation Committee, and Nominating Committee. Committee members and chairpersons are appointed by the board of directors following each annual meeting of shareholders. Each of the committees regularly reports on its activities and actions to the full board of directors.

The table below sets for the current membership of each standing committee:

Committee:
Director	Audit	Compensation	Nominating
M. Harding	—	—	—
P. Beirne (Board Chair)	X	—	—
W. Abel	—	—	Chair
F. Fendel	X	X	—
P. Howell	Chair	—	—
D. Kozlowski	—	Chair	X
J. Sheets	—	X	X

Audit Committee – The current members of the Audit Committee are Mr. Howell (Chair) and Messrs. Beirne and Fendel. The board of directors has determined that all the members of the Audit Committee are “independent” within the meaning of the listing standards of NASDAQ and the SEC rules governing audit committees. In addition, the board has determined that Mr. Howell meets the SEC criteria of an “audit committee financial expert” by reason of his understanding of Accounting Principles Generally Accepted in the United States of America (“GAAP”) and the application of GAAP, his education, his experiences as an auditor and chief financial officer, and his understanding of financial statements. See Mr. Howell’s biography under “DIRECTOR NOMINEES AND EXECUTIVE OFFICERS” for additional information. The functions to be performed by the Audit Committee include the appointment, retention, compensation, and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by such auditors. The Audit Committee Charter is available on our website at www.purecyclewater.com. The Audit Committee held six (6) meetings during the fiscal year ended August 31, 2023.

Compensation Committee – The current members of the Compensation Committee are Mr. Kozlowski (Chair), Messrs. Fendel and Sheets. The board of directors determined that all members of the Compensation Committee were “independent” within the meaning of the listing standards of NASDAQ. The functions to be performed by the Compensation Committee include establishing the compensation of officers, evaluating the performance of officers and key employees, and administering employee incentive compensation plans. The Compensation Committee typically meets with the executive officers to obtain information about employee performance and compensation recommendations. It also has the authority to engage outside advisors to assist the committee with its functions. The Compensation Committee has the power to delegate authority to the CEO or a subcommittee to make certain determinations with respect to compensation for employees who are not executive officers. Our Compensation Committee Charter is available on our website at www.purecyclewater.com. The Compensation Committee held three (3) meetings during the fiscal year ended August 31, 2023.

Nominating and Corporate Governance Committee – The current members of the Nominating Committee are Ms. Abel (Chair), and Messrs. Kozlowski and Sheets. The board of directors determined that all members of the Nominating Committee were “independent” within the meaning of the listing standards of NASDAQ. The principal responsibilities of the Nominating Committee are to identify and nominate qualified individuals to serve as members of the board and to make recommendations to the board with respect to director compensation. In addition, the Nominating Committee is responsible for establishing our Corporate Governance Guidelines and evaluating the board and its processes. In selecting nominees for the board, the Nominating Committee evaluates each individual in the context of the board as a whole to recommend a group that can best perpetuate the success of the business and best represents the interests of our shareholders. The Nominating Committee assesses the board’s ability to exercise sound judgement through diversity of experience. In accordance with the Nominating Committee Charter, the factors considered by the Nominating Committee in evaluating board and individual director candidates include, but are not limited to, business experience in the industries in which we operate, financial expertise, independence from us, experience with publicly traded companies, experience with relevant regulatory matters in which we are involved, reputation regarding integrity and professionalism, diversity of factors including age, gender, race, ethnicity, nation of origin, sexual orientation or identity, and disability. Nominees must be at least 21 years of age and less than 75 on the date of the annual meeting of shareholders unless the Nominating Committee waives such requirements. Identification of prospective board members is done by a combination of methods, including word-of-mouth in industry circles, inquiries of outside professionals and recommendations made to us. The Nominating Committee held four (4) meetings during the fiscal year ended August 31, 2023.

The Nominating Committee will consider nominations for director made by shareholders of record entitled to vote. In order to make a nomination for election at the January 2025 annual meeting, a shareholder must provide notice, along with supporting information (discussed below) regarding such nominee, to our Corporate Secretary by August 2, 2024, but not before June 3, 2024, in accordance with our bylaws. The Nominating Committee evaluates nominees recommended by shareholders utilizing the same criteria it uses for other nominees. Each shareholder recommendation should be accompanied by the following:

●	The full name, address, and telephone number of the person making the recommendation, and a statement that the person making the recommendation is a shareholder of record (or, if the person is a beneficial owner of our common stock but not a record holder, a statement from the record holder of the shares verifying the number of shares beneficially owned), and a statement as to whether the person making the recommendation has a good faith intention to continue to hold those shares through the date of our next annual meeting of shareholders;
●	The full name, address, and telephone number of the candidate being recommended, information regarding the candidate’s beneficial ownership of our common stock, any business or personal relationship between the candidate and the person making the recommendation, and an explanation of the value or benefit the person making the recommendation believes the candidate would provide as a director;

●	A statement signed by the candidate that he or she is aware of and consents to being recommended to the Nominating Committee and will provide such information as the Nominating Committee may request for its evaluation of candidates;
●	A description of the candidate’s current principal occupation, business or professional experience, previous employment history, educational background, and any areas of particular expertise;
●	Information about any business or personal relationships between the candidate and any of our customers, suppliers, vendors, competitors, directors or officers, or other persons with any special interest regarding any transactions between the candidate and Pure Cycle; and
●	Any information in addition to the above about the candidate that would be required to be included in our proxy statement (including without limitation information about legal proceedings in which the candidate has been involved within the past ten years).

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics for our directors, officers and employees, which is available on our website at www.purecyclewater.com.

Shareholder Communications with the Board

The board of directors has adopted a policy for shareholders to send communications to the board. The policy is available on our website at www.purecyclewater.com. Shareholders wishing to send communications to the board may contact the Chairperson of the board at our principal place of business or by email to chairman@purecyclewater.com. All such communications shall be shared with the members of the board, or if applicable, a specified committee or director.

Director Compensation

Directors who are also our employees receive no fees for board service. Currently, Mr. Harding is the only director who is also an employee. Pursuant to our director’s compensation structure approved at the board of director’s May 2022 meeting, each non-employee director receives an annual payment of $24,000 for each full year in which they serve as a director, with an additional $7,500 for serving as the chair of the Audit Committee, $3,500 for serving as chair of the Nominating Committee or Compensation Committee, $3,000 for serving on the Audit Committee, $2,000 for serving on the Nominating Committee or the Compensation Committee, and $7,500 for serving as chair of the board. In addition, the compensation structure provides for an award of the number of unrestricted shares of common stock upon election or reelection to the board of directors equal to $30,000 divided by the closing price of Pure Cycle’s common stock on the award date.

The following table sets forth summary information concerning the compensation paid to our non-employee directors in fiscal 2023 for their board services:

Director Compensation
Name	Fees Earned Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
P. Beirne(2)	$34,500	$29,996	$64,496
W. Abel(3)	$27,500	$29,996	$57,496
F. Fendel(4)	$29,000	$29,996	$58,996
P. Howell(5)	$31,500	$29,996	$61,496
D. Kozlowski(6)	$29,500	$29,996	$59,496
J. Sheets(7)	$28,000	$29,996	$57,996

(1)	In addition to cash compensation, pursuant to the Pure Cycle Corporation 2014 Equity Incentive Plan effective as of April 12, 2014 (2014 Plan), non-employee directors may receive equity-based awards at the discretion of the board. The board’s discretion includes the discretion to adopt one or more formulas for the determination of non-employee director awards as well as the discretion to determine the terms of such awards. For more information about how we value and account for share-based compensation see Note 9 to our audited consolidated financial statements for the year ended August 31, 2023, which are included in our 2023 Annual Report on Form 10-K. There are no outstanding unvested stock awards.

(2)	The fees earned by Mr. Beirne are comprised of $24,000 for serving on the board, $7,500 for serving as the board chair and $3,000 for serving on the Audit Committee.

(3)	The fees earned by Ms. Abel are comprised of $24,000 for serving on the board and $3,500 for serving as chair of the Nominating Committee.

(4)	The fees earned by Mr. Fendel are comprised of $24,000 for serving on the board and $5,000 for serving on the Audit and Compensation Committees.

(5)	The fees earned by Mr. Howell are comprised of $24,000 for serving on the board and $7,500 for serving as chair of the Audit Committee.

(6)	The fees earned by Mr. Kozlowski are comprised of $24,000 for serving on the board, $3,500 for serving as the chair of the Compensation Committee, and $2,000 for serving on the Nominating Committee.

(7)	The fees earned by Mr. Sheets are comprised of $24,000 for serving on the board and $4,000 for serving on the Compensation and Nominating Committees.

The following table sets forth the outstanding option awards by board member as of August 31, 2023:

Name	Options Outstanding
P. Beirne	29,500
W. Abel	-
F. Fendel	-
P. Howell	19,500
D. Kozlowski	-
J. Sheets	-
Total	49,000

Stock Ownership Guidelines for Directors

In May 2023, at the recommendation of the Nominating Committee, the board of directors approved the adoption of stock ownership guidelines for our non-employee directors. Non-employee directors are expected to own Pure Cycle common stock equal in value to three times the annual cash retainer for non-employee directors. Non-employee directors are expected to achieve the desired stock ownership level within four years from the later of the date the guidelines were adopted or their initial election to the board of directors, and they are expected to continuously own sufficient shares to meet the guideline once attained.

EXECUTIVE COMPENSATION

Named Executive Officers

Our named executive officers are Mark W. Harding, President, CEO and Principal Executive Officer, and Marc S. Spezialy, Vice President, CFO and Principal Accounting Officer.

Executive Compensation Discussion

Compensation Philosophy

Our executive compensation program is administered by the Compensation Committee of the board of directors. The Compensation Committee reviews the performance and compensation level for each executive officer and makes recommendations to the board of directors for final approval. The CEO may provide information to the Compensation Committee regarding his compensation and that of the CFO; however, the Compensation Committee makes the final determination on the executive compensation recommendation to the board. Final compensation determinations are generally made in September following the end of our fiscal year.

The objectives of our executive compensation program are to correlate executive compensation with our business objectives and overall performance and to enable us to attract, retain and reward executive officers who contribute to our long-term growth and success. The executive compensation program is also designed to align the interests of our executives and shareholders through equity ownership.

The goal of the Compensation Committee is to provide a comprehensive compensation package that is competitive with compensation practices of companies with which we compete, provides variable compensation that is linked to achievement of our operational and financial performance goals, and aligns the interests of the executive officers with those of our shareholders.

Generally, the executive officers receive a base salary and an opportunity to earn cash and or equity bonuses which are at the discretion of the Compensation Committee. The mixture of cash and non-cash compensation items are designed to provide each executive with a total compensation package that does not use an excessive amount of our capital or overly dilute the equity positions of our shareholders. Our executive officers are eligible for the same benefits available to all our employees, and do not generally receive any perquisites or personal benefits. Currently, this includes participation in a tax-qualified 401(k) plan, which includes an employer match, and health and dental plans.

Shareholder Feedback and Say-On-Pay Results

The Compensation Committee considers the outcome of shareholder advisory votes on executive compensation when making future decisions relating to the compensation of our executive officers and our executive compensation program. At the 2023 annual meeting of shareholders, over 97% of the votes cast were for approval of the “say-on-pay” proposal. The Compensation Committee believes the results conveyed support for continuing with the philosophy, strategy, and objectives of our executive compensation program.

Compensation Components

The current compensation program for our executive officers consists of the following components:

Base Salary – Base salary is intended to provide our executive officers with basic non-variable compensation that is competitive considering each officer’s responsibilities, experience and performance, and our financial resources.

Discretionary Incentive Bonus – The Compensation Committee’s goal in granting incentive bonuses is typically to tie a portion of each executive officer’s compensation to our operating performance and to the officer’s individual contributions to that performance.

Long-Term Equity Incentives – The goal of long-term equity incentive compensation is to align the interests of the executive officers with our shareholders and to provide the officers with a long-term incentive to manage from the perspective of an owner with an equity stake in the business. It is the belief of the Compensation Committee that stock and other equity-based awards directly motivate an executive to maximize long-term shareholder value. The philosophy of the Compensation Committee in administering our 2014 Plan and if approved our 2024 Plan is to tie the number of stock options and shares of stock awarded to each employee to our performance and to the individual employee’s contribution to our performance.

Compensation of Pure Cycle’s Executive Officers

In making base salary recommendations the Compensation Committee exercises its discretion and judgment primarily based upon individual performance and other factors as deemed relevant by the Compensation Committee. In formulating recommendations for bonus compensation and long-term equity incentives for each executive officer, the Compensation Committee considers a number of factors, including, among other things, the efforts of the individual in pursuing projects to achieve our long-term goals, and the progress made by us and the individual in achieving the objectives established by the Compensation Committee for the fiscal year (as discussed below). Beginning in fiscal year 2024 the Compensation Committee will be reviewing key metrics by segment, including Gross Margin and Return on Assets, in their evaluation of executive performance.

In September 2023, the Compensation Committee reviewed our operating results for fiscal 2023 and evaluated our success in reaching various financial ratios and metrics for our water, land development and single-family rental segments and non-financial objectives such as completion of milestones at Sky Ranch and enhancements to the Company’s water portfolio. The Compensation Committee determined that a cash bonus was warranted for the CEO after considering, among other things, our progress on the second development phases at Sky Ranch, with Phase 2A being substantially 93% complete, Phase 2B having completed the Plat closing and 30% of the overall phase being complete by fiscal year end, and the completion and financing of an additional 10 new single-family rental homes. The Compensation Committee recommended, and the board authorized, Mr. Harding’s base salary of $525,000 for fiscal 2024, and awarded a discretionary cash bonus of $525,000, paid in September 2023.

Stock Ownership Guidelines for Executive Officers

While we have not established stock ownership guidelines for our executive officers, at August 31, 2023, our CEO owns stock with a market value of approximately 19 times his base salary, which is excess of the six times base salary multiple that is the median multiple for CEO’s of the Top 100 of S&P 500 companies.

Hedging Policy

We have policies which prohibit directors, officers and employees from engaging in short sales of our securities, buying or selling put or call options of our securities, buying financial instruments designed to hedge or offset any decrease in the market value of our securities, or engaging in frequent trading (for example, daily or weekly) to take advantage of fluctuations in share price.

Employment and Severance Agreements

We do not have any written employment, change of control, severance, or other similar agreement with our executive officers.

Executive Compensation Tables

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)		Option Awards (2) ($)		All Other Compensation (3) ($)		Total ($)
Mark W. Harding	2023	$525,000	$525,000	$-		$-		$2,500		$1,052,500
President and CEO	2022	$500,000	$750,000	$-		$386,800	(6)	$2,500		$1,639,300

Marc S. Spezialy	2023	$12,692	$1,400	$-		$-		$-		$14,092
Vice President and CFO	2022	$-	$-	$-		$-		$-		$-

Kevin B. McNeill	2023	$287,406	$-	$494,500	(4)	$-		$74,337	(5)	$856,243
Vice President and CFO	2022	$265,000	$125,000	$-		$154,700		$2,500		$547,200

(1)	Amounts in this column are the aggregate fair market value of restricted stock awards granted in fiscal 2023.
(2)	Amounts in this column represent the weighted-average grant date fair value of options awarded in fiscal 2022. See Note 9 to our audited consolidated financial statements for the year ended August 31, 2023, for the assumptions used to value options and the way we recognize the related stock-based compensation expense.
(3)	The other compensation in both years presented for both Mr. Harding and Mr. McNeill consists of our matching contribution to the 401(k) Plan.
(4)	Represents 50,000 shares of restricted stock granted and approved on January 11, 2023 - 10,000 of which were fully vested in fiscal 2023 and 1/5 of the total number of shares shall vest on each of the next four anniversaries of the grant date if Mr. McNeill remains a service provider of the Company on such date. The remaining 40,000 shares of restricted stock awards were forfeited upon Mr. McNeill’s departure in July 2023.
(5)	Includes $47,595 in severance and $24,242 in accrued paid time off. Which were both paid to Mr. McNeill upon his departure in July 2023.
(6)	The option was granted and approved on September 15, 2021, with an exercise price equal to $13.37, the closing market price of our common stock on the date of grant. The option vests in three equal installments on each of the first, second and third anniversary dates of the grant and expires ten years from date of grant.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes certain information regarding outstanding option awards held by our CEO at August 31, 2023.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date
Mark W. Harding	50,000	—		$5.61	10/12/2026
Mark W. Harding	50,000	—		$7.60	9/27/2027
Mark W. Harding	50,000	—		$11.15	9/26/2028
Mark W. Harding	50,000	—		$10.35	9/27/2029
Mark W. Harding	20,000	10,000	(1)	$9.00	9/23/2030
Mark W. Harding	25,000	50,000	(2)	$13.37	9/15/2031
	245,000	60,000

(1)	One third of the total number of shares subject to the option vest on each of the first, second and third anniversary date of the grant date, September 23, 2020.
(2)	One third of the total number of shares subject to the option vest on each of the first, second and third anniversary date of the grant date, September 23, 2021.

Pay versus Performance Table

Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO (1)	Average Summary Compensation Table Total for other NEOs	Average Compensation Actually Paid to other NEOs (2)	Value of initial fixed $100 investment based on Total Shareholder Return	Net Income (in thousands)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$1,052,500	$1,050,895	$435,168	$(26,067)	$6	$4,699
2022	$1,639,300	$1,329,016	$547,200	$486,639	$(31)	$9,619

(1)	The 2023 Summary Compensation Table totals reported for the CEO for each year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate compensation actually paid:

Year	Fair Value of covered year Unvested Equity Awards for CEO	Fair Value of the covered year Vested Equity Awards for CEO	Change in Fair Value of covered year Unvested Equity Awards for CEO	Change in Fair Value of covered year Vested Awards for CEO	Amounts reported in the Summary Compensation Table for Equity Awards for CEO	Equity Value Included in Compensation Actually Paid to CEO
(a)	(b)	(c)	(d)	(e)	(f)	(g) = (b)+(c)+(d)+(e)-(f)
2023	$-	$-	$25,885	$(27,490)	$-	$(1,605)
2022	$235,347	$-	$(135,051)	$(23,780)	$386,800	$(310,284)

(2)	The 2023 Summary Compensation Table totals reported for the other NEOs for each year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate compensation actually paid:

Year	Fair Value of covered year Unvested Equity Awards for other NEOs	Fair Value of the covered year Vested Equity Awards for other NEOs	Change in Fair Value of covered year Unvested Equity Awards for other NEOs	Change in Fair Value of covered year Vested Awards for other NEOs	Fair Value of prior year Unvested Equity Awards that failed vesting conditions in covered year for other NEOs	Amounts reported in the Summary Compensation Table for Equity Awards for other NEOs	Equity Value Included in Compensation Actually Paid to other NEOs
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h) = (b)+(c)+(d)+(e)+(f)-(g)
2023	$-	$98,900	$-	$(2,875)	$(62,759)	$494,500	$(461,234)
2022	$94,139	$-	$-	$-	$-	$154,700	$(60,561)

Pay versus Performance Narrative

The relationship between compensation actually paid and the pay of our NEOs is described below:

Relationship Between Compensation Paid to the CEO and Average Other Named Officers and the Corporation’s Cumulative Total Shareholder Return (“TSR”) - In 2023, the compensation actually paid to the CEO remained relatively the same as 2022 despite the increase in our TSR. This is due to the CEO being primarily paid in cash due to his substantial ownership in the Company. In 2023, the compensation paid to other NEOs was lower than the Summary Compensation Total due to the average of the compensation paid to our two CFOs during that time.

The chart below shows the relationship between the compensation actually paid to the CEO and the average compensation actually paid to our other NEOs, on one hand, and the Corporation’s cumulative TSR (total shareholder return, based on an initial investment of $100) over the two most recently completed financial years.

Relationship Between Compensation Actually Paid to the CEO and Average Other Named Officers and the Corporation’s Net Income - The changes in compensation actually paid to the CEO and our other NEOS were largely driven by equity award related adjustments, and to a lesser extent by variability in annual salary and bonus. As a result, such changes are not directly related to the changes in our net income.

The chart below shows the relationship between the compensation actually paid to the CEO and the average compensation actually paid to our other NEOs, on one hand, and the Corporation’s net income over the two most recently completed financial years.

REPORT OF THE AUDIT COMMITTEE1

The Audit Committee of the board of directors is comprised of independent directors and operates under a written charter adopted by the board of directors. The Audit Committee Charter is reassessed and updated as needed in accordance with applicable rules of the SEC and NASDAQ.

The Audit Committee serves in an oversight capacity. Management is responsible for our internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The Audit Committee’s primary responsibility is to monitor and oversee these processes and to select and retain our independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited consolidated financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited consolidated financial statements prior to issuance.

The Audit Committee reviewed and discussed the audited consolidated financial statements as of and for the year ended August 31, 2023, with our independent auditors, FORVIS, LLP (“FORVIS”), and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited consolidated financial statements prior to issuance. The Audit Committee discussed with FORVIS the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received written disclosures and a letter from FORVIS required by the applicable requirements of the PCAOB regarding independent auditor communications with the Audit Committee concerning independence and has discussed FORVIS’ independence with FORVIS.

Based on the foregoing, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in our Form 10-K for the fiscal year ended August 31, 2023.

/s/ Peter C. Howell (Chair)	/s/ Patrick J. Beirne	/s/ Frederick A. Fendel III

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

It is our policy as set forth in our Code of Business Conduct and Ethics that actual or apparent conflicts of interest are to be avoided if possible and must be disclosed to the board of directors. Pursuant to the Code of Business Conduct and Ethics and the Audit Committee Charter, any transaction involving a related party must be reviewed and approved or disapproved by the Audit Committee. Additionally, the Audit Committee Charter requires the Audit Committee to review any transaction involving us and a related party at least once a year or upon any significant change in the transaction or relationship. The Code also provides non-exclusive examples of conduct which would involve a potential conflict of interest and requires any material transaction involving a potential conflict of interest to be approved in advance by the board. If a waiver from the Code of Business Conduct and Ethics is granted to an executive officer or director, the nature of the waiver will be disclosed on our website at www.purecyclewater.com, in a press release, or on a current report on Form 8-K.

We annually require each of our directors, director nominees, and executive officers to complete a directors’ and officers’ questionnaire that solicits information about related party transactions. Our board of directors and outside legal counsel review all transactions and relationships disclosed in the directors’ and officers’ questionnaire, and the board makes a formal determination regarding each director’s independence. If a director is determined to be no longer independent, such director, if he or she serves on any of the Audit Committee, the Nominating Committee, or the Compensation Committee, will be removed from such committee prior to (or otherwise will not participate in) any future meeting of the committee. If the transaction presents a conflict of interest, the board of directors will determine the appropriate response.

1 This report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, irrespective of any general incorporation language in any such filing, except to the extent we specifically reference this report.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our board of directors currently has seven members. The board of directors nominates the following persons currently serving on the board for re-election to the board: Mark W. Harding, Patrick J. Beirne, Wanda J. Abel, Frederick A. Fendel III, Peter C. Howell, Daniel R. Kozlowski, and Jeffrey G. Sheets.

The principal occupation and other information about each of the nominees for election to the board of directors, including the period during which each has served as a director, can be found beginning on page 4.

The proxy cannot be voted for more than the seven nominees named. Directors are elected for one-year terms or until the next annual meeting of the shareholders and until their successors are elected and qualified. All of the nominees have expressed their willingness to serve, but if because of circumstances not contemplated, one or more nominees is not available for election, the proxy holders named in the proxy card intend to vote for such other person or persons as the board of directors may nominate unless the board chooses to reduce the number of directors serving on the board.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION AS DIRECTORS OF THE PERSONS NOMINATED.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Action is to be taken by the shareholders at the Meeting with respect to the ratification and approval of the selection by the Audit Committee of our board of directors of FORVIS to be our independent registered public accounting firm for the fiscal year ending August 31, 2024. In the event of a negative vote on such ratification, the Audit Committee of the board of directors will reconsider its selection. A representative of FORVIS is expected to be present at the Meeting. The FORVIS representative will have the opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions.

Our Audit Committee reviews and approves in advance the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, FORVIS is required to confirm that the provision of such services does not impair the auditors’ independence.  The Audit Committee carefully considered that firm’s qualifications as our independent registered public accounting firm. This included a review of its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee has expressed its satisfaction with FORVIS in all of these respects. The Audit Committee’s review included inquiry concerning any litigation involving FORVIS and any proceedings by the SEC against the firm.

FORVIS has no direct or indirect financial interest in us and does not have any connection with us in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Neither Pure Cycle, nor any officer, director nor associate of ours, has any interest in FOVIS.

Fees – Our auditor for the year ended August 31, 2023, was FORVIS.  Our auditor for the year ended August 31, 2022, was Plante & Moran, PLLC (“Plante Moran”).  Information presented below relates to the services performed by FORVIS and Plante Moran. The following table sets forth the aggregate fees we were billed by FORVIS for the fiscal years ended August 31, 2023, and by Plante Moran for fiscal years ended August 31, 2022, all of which were pre-approved by the Audit Committee in accordance with the Audit Committee Charter.

	For the Fiscal Years Ended August 31,
	2023	2022
Audit Fees(1)	$351,280	$174,000
Audit-Related Fees	-	-
Tax Fees(2)	-	18,500
All Other Fees	-	-
Total	$351,280	$192,500

(1)	Includes fees for the audit of our annual consolidated financial statements, the reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q, and consents and other services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years, regardless of when the fees were billed or paid or when the related services were rendered.
(2)	The tax fees consist of fees for the preparation of the federal and state corporate tax returns, a sales tax study, and a cost segregation analysis.

Pre-Approval Policy – The Audit Committee has established a pre-approval policy in its charter. In accordance with the policy, the Audit Committee pre-approves all audit, non-audit and internal control related services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.

Change in Auditor – On September 14, 2022 (the “Effective Date”), the Audit Committee and the full board of directors, approved the dismissal of Plante Moran following the completion of the year ended August 31, 2022 consolidated financial statement audit. Plante Moran was notified of the dismissal on September 15, 2022. The reports of Plante Moran on our consolidated financial statements as of and for the years ended August 31, 2022 and 2021, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our fiscal years ended August 31, 2022 and 2021 and the subsequent interim period, through the Effective Date, there were no disagreements between Pure Cycle and Plante Moran on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Plante Moran’s satisfaction, would have caused Plante Moran to make reference to the subject matter of the disagreement in connection with its reports for such fiscal years.  Additionally, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except as previously disclosed for the year ended August 31, 2021, and the three quarterly interim periods ended May 31, 2022, management identified a weakness in spreadsheet controls resulting in a material weakness in our internal control over financial reporting, which Plante Moran concurred with.

Effective September 14, 2022, the Audit Committee and the full board of directors engaged FORVIS as Pure Cycle’s new independent registered public accounting firm commencing with its quarter ending November 30, 2022 and its fiscal year ending August 31, 2023.

During the years ended August 31, 2022 and 2021 and the subsequent interim period through the Effective Date, neither Pure Cycle nor anyone on its behalf consulted with FORVIS regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that FORVIS concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issues, (iii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or (iv) any “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The following proposal provides our shareholders with the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

We urge shareholders to read the “EXECUTIVE COMPENSATION” section beginning on page 11 of this proxy statement, as well as the Summary Compensation Table and other related compensation tables and narrative, beginning on page 12 of this proxy statement, which provide detailed information on the compensation of our named executive officers. Our compensation programs are designed to support our business goals and promote our short- and long-term profitable growth.

We are asking shareholders to approve the following advisory resolution at the Meeting:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of Pure Cycle’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the disclosure under the heading “EXECUTIVE COMPENSATION” and in the compensation tables and accompanying narrative discussion in Pure Cycle’s Definitive Proxy Statement.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is not binding on us or our board of directors. The say-on-pay proposal is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and the executive compensation policies, practices, and plans described in this proxy statement. Although this proposal is non-binding, the board of directors will carefully review and consider the voting results when making future decisions regarding our executive compensation programs. Based on the advisory vote of the shareholders at the annual meeting of shareholders held in January 2020, the board of directors determined that it would conduct an advisory vote on executive compensation on an annual basis. Notwithstanding the foregoing, the board of directors may decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4 – APPROVAL OF PURE CYCLE CORPORATION 2024 EQUITY INCENTIVE PLAN

Background

In 2014, our shareholders approved the 2014 Plan that provided for option and stock grants to officers, employees, consultants and directors of the Company. The 2014 Plan expires on April 12, 2024. In order to enable the Company to continue its historic practice of providing long-term incentives to officers, employees, consultants and directors, the board of directors is submitting the Pure Cycle Corporation 2024 Equity Incentive Plan to the shareholders for approval. The board of directors believes that it is in the best interest of the Company and the shareholders to approve the 2024 Plan. The board of directors approved the 2024 Plan on September 19, 2023, subject to approval by the shareholders at the Meeting. The 2024 Plan will become effective on January 17, 2024, or on the date it is approved by the shareholders, whichever is later. The 2024 Plan will replace the 2014 Plan, which expires on April 12, 2024. If the shareholders do not approve the 2024 Plan, the Company will be limited in its ability to offer equity incentive awards to officers, employees, consultants and directors after April 12, 2024, the expiration date of the 2014 Plan.

Summary Description of the 2024 Plan

The material provisions of the 2024 Plan are summarized below. The following description of the 2024 Plan is a summary and is qualified in its entirety by reference to the 2024 Plan, a copy of which is attached as Appendix A to this Proxy Statement. Shareholders are urged to review the 2024 Plan before determining how to vote on this proposal.

Purpose – The purpose of the 2024 Plan is to attract, motivate and retain officers, employees, consultants, and directors by issuing common stock based incentives to directors, officers, employees and consultants who are selected for participation. By relating incentive compensation to increases in shareholder value, it is hoped that these individuals will both continue in the long-term service of the Company and be motivated to experience a heightened interest and participate in the future success of Company operations. The 2024 Plan is designed so that the interests of individuals selected to receive the award will be more closely aligned with that of the Company’s shareholders.

Participation – Participants in the 2024 Plan shall be those officers, full and part-time employees, consultants and non-employee directors who, in the judgment of the Committee are performing, or during the term of their incentive arrangement, will perform important services in the management, operation and development of the Company, and are expected to significantly contribute to long term corporate economic objectives. The 2024 Plan is administered by the board of directors or the Compensation Committee of the board of directors (the “Administrator”). Subject to the terms of the 2024 Plan, the Administrator determines the persons to whom awards are granted, the types of awards granted, the number of shares subject to the awards, the vesting schedules, the type of consideration to be paid to the Company upon exercise of awards and the term of any award (which cannot exceed ten years). No single participant may be granted an award in excess of 300,000 shares in a twelve-month period. The Administrator may delegate to officers the power to make these determinations, except with respect to grants to executive officers and directors. There are currently two officers, 39 employees, six non-employee directors and no consultants eligible to participate in the 2024 Plan.

Form of Awards – Awards under the 2024 Plan may be granted in any one or all of the following forms: (i) incentive stock options (“ISOs”) intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) non-qualified stock options (“NSOs”); (iii) stock appreciation rights, which may be granted in tandem with options or on a stand-alone basis; (iv) shares of restricted stock; (v) shares of unrestricted stock; (vi) performance shares, and (vii) performance units.

Maximum Shares Available – The maximum aggregate number of shares of common stock available for award under the 2024 Plan is 2,000,000, subject to adjustment as provided in the 2024 Plan. Shares that are subject to an award which are not used because the terms of the award are not met, including shares which expire, terminate or are forfeited, shares used for full or partial payment of the purchase price of an award, and shares retained by the Company for withholding tax purposes will be available for subsequent awards under the 2024 Plan.

Options – Under the 2024 Plan, the Administrator may grant both ISOs and NSOs. Options may not be granted under the 2024 Plan at an exercise price of less than the fair market value of the common stock on the date of grant and the term of options cannot exceed ten years. ISOs may only be granted to persons who are employees of the Company. The exercise price of an ISO granted to a holder of more than 10% of the common stock must be at least 110% of the fair market value of the common stock on the date of grant, and the term of these options cannot exceed five years. No more than 2,000,000 shares are available for grant as ISOs. The aggregate market price (determined at the date of grant) of common stock with respect to which ISO’s are exercisable for the first time by any option holder during any year under all Company plans may not exceed $100,000. ISOs granted pursuant to the 2024 Plan may not be exercised more than three months after the option holder ceases to be an employee of the Company, except that in the event of the death, disability, or retirement of the option holder, the option may be exercised by the holder (or such holder’s estate, as the case may be), for a period of up to one year after the date of death, disability or retirement.

Stock Appreciation Rights – The Administrator may grant free standing stock appreciation rights or stock appreciation rights in tandem with option awards. Stock appreciation rights represent the right to receive upon exercise an amount payable in cash or common stock equal to (A) the number of shares with respect to which the stock appreciation right is being exercised multiplied by (B) the excess of (i) the fair market value of a share of common stock on the date the award is exercised over (ii) the exercise price specified in the award agreement.

Tandem stock appreciation rights may be exercisable only to the extent that the related option is exercisable and will be exercisable only for such period as the Administrator determines, which may expire prior to the expiration of the related option. If a stock appreciation right is issued in tandem with an option, the exercise of the stock appreciation right or the related option will result in an equal reduction in the number of corresponding shares subject to the option or stock appreciation right, as applicable, that were granted in tandem with such stock appreciation right or option. Nontandem stock appreciation rights will be exercisable during such period as the Administrator determines.

At the discretion of the Administrator, payment upon exercise may be in cash, shares of common stock (with or without restrictions), or any combination thereof, as determined by the Administrator in its sole discretion.

Performance Awards – Under the performance award component of the 2024 Plan, participants may be granted an award denominated in shares of common stock (“performance shares”) or in dollars (“performance units”). Achievement of the performance targets, or multiple performance targets established by the Administrator relating to corporate, group, unit or individual performance based upon standards set by the Administrator shall entitle the participant to payment at the full amount or a portion of the amount specified with respect to the award, at the discretion of the Administrator based on its evaluation of the performance of the target goals applicable to such award. Payment may be made in cash, common stock or any combination thereof, as determined by the Administrator, and shall be adjusted in the event the participant ceases to be an employee of the Company before the end of a performance cycle by reason of death, disability or retirement.

Stock Awards – Under the stock component of the 2024 Plan, the Administrator may, in selected cases, grant to a plan participant a given number of shares of restricted stock or unrestricted stock. Restricted stock under the 2024 Plan is common stock restricted as to sale pending fulfillment of such vesting schedule and employment requirements as the Administrator shall determine. Prior to the lifting of the restrictions, the participant will nevertheless be entitled to receive distributions in liquidation and dividends on, and to vote the shares of, the restricted stock. The 2014 Plan provides for forfeiture of restricted stock for breach of conditions of grant.

Restricted Stock Units – The 2024 Plan also permits Restricted Stock Units (“RSU”).  An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions, for a period of time determined by the Committee.  No shares of common stock are issued at the time the RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU awards.  Because no shares are outstanding, the participant does not have any rights as a shareholder. The Committee has the discretion to credit RSUs with dividend equivalents.

Dividend Equivalents – The Compensation Committee may also grant dividend equivalents under the 2024 Plan in conjunction with another award or on a stand-alone basis. No dividends or dividend equivalents may be paid on stock options, SARs or performance units. Any dividends or dividend equivalents may be paid only at the time and to the extent that the shares underlying the award are distributed.

Non-Employee Director Awards – The 2024 Plan also permits the board of directors (and not the Compensation Committee) to grant awards of NSOs, restricted stock or unrestricted stock to non-employee directors. The board may authorize individual grants or adopt one or more formulas for grants of awards to the non-employee directors. All options granted to non-employee directors must have an exercise price equal to the fair market value at the date of grant.

Exercise Price – The exercise price of awards may be paid in cash, in shares of common stock (valued at fair market value at the date of exercise), by delivery of a participant (other than an executive officer or director) of a notice of exercise together with irrevocable instructions to a broker to deliver to the Company the proceeds of the sale of common stock or of a loan from the broker sufficient to pay the exercise price, by having the Company withhold from shares being exercised the number of shares having a fair market value equal to the exercise price for all shares being exercised, or by a combination of the foregoing means of payment, as may be determined by the Administrator. The Company may guarantee a third-party loan or make a loan to a participant that is not an executive officer or director if all or part of the exercise price of such loan is secured by the stock underlying the award and the loan bears a market interest rate.

Adjustments – The 2024 Plan provides that the total number of shares covered by such 2024 Plan, the number of shares covered by each award and the exercise price per share may be proportionately adjusted by the Administrator in the event of a stock split, reverse stock split, stock dividend or similar capital adjustment effected without receipt of consideration by the Company. Upon a merger or sale of substantially all assets of the Company, the Administrator will have the power and discretion to prescribe the terms for exercise or modification of outstanding awards under the 2024 Plan. In addition, upon a change of control, the Administrator is authorized to make adjustments in outstanding awards, including acceleration of exercise dates and vesting schedules, granting cash bonuses to award holders equal to the exercise price, making cash payments to holders equal to the difference between the fair market value and the exercise price of awards in exchange for cancellation of the awards, and elimination of restrictions on vesting of restricted stock, restricted stock units or performance shares.

Clawback or Recoupment – All awards under the Plan shall be subject to recovery pursuant to any Company clawback policy or the applicable rules of the Sarbanes-Oxley Act of 2002 and the Dodd- Frank Wall Street Reform and Consumer Protection Act.

Amendments – The board of directors may amend or discontinue the 2024 Plan at any time, provided that no such amendment may become effective without approval of the shareholders if shareholder approval is necessary to satisfy statutory or regulatory requirements or if the board of directors, on advice of counsel, determines that shareholder approval is otherwise necessary or desirable. No amendment or discontinuance shall adversely affect the rights and obligations with respect to outstanding awards under the 2024 Plan without the consent of award holders.

Registration of Underlying Common Stock – If the 2024 Plan is approved by the shareholders, the Company expects to file a registration statement on Form S-8 to register up to the 2,000,000 shares of common stock that will be reserved for issuance under the 2024 Plan.

Current Plan Benefits

The following table sets forth information as of August 31, 2023, with respect to the Company’s 2014 Plan. The Company does not have any other equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans:
Approved by security holders	563,000	$9.15	964,378
Not approved by security holders	—	—	—
Total	563,000	$9.15	964,378	(1)

(1)	The securities available for issuance under the 2014 Plan will cease to be available on April 12, 2024, the expiration date of the 2014 Plan.

Federal Income Tax Consequences of the Equity Incentive Plan

The following is a general summary of the federal income tax consequences that may apply to recipients of options, stock appreciation rights, stock, restricted stock units, dividend equivalents, performance shares and performance units under the 2024 Plan. Because the application of the tax laws may vary according to individual circumstances, each participant is urged to seek professional tax advice concerning the tax consequences to him or her of participation in the 2024 Plan including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

Incentive Stock Options – A participant who is granted an ISO recognizes no taxable income when the ISO is granted and generally recognizes no taxable income upon exercise of the ISO unless the alternative minimum tax applies (see below). A participant who exercises an ISO recognizes taxable gain or loss when the participant sells the shares purchased pursuant to the ISO. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year from the date the option was exercised and for more than two years after the option was granted. In this event, the Company receives no deduction with respect to the ISO shares. If the participant disposes of the shares before the required holding periods have elapsed (a “disqualifying disposition”), the participant recognizes ordinary income on disposition of the shares, to the extent of the difference between the fair market value on the date of exercise (or potentially up to six months thereafter if the option holder is subject to Section 16(b) of the Exchange Act as a director, officer or greater than 10% shareholder) and the exercise price, but, in the case of a disposition in which a loss (if sustained) would be recognized, not exceeding the net gain upon such disposition. The Company generally receives a corresponding deduction in the year of the disqualifying disposition equal to the amount of ordinary income recognized by the option holder. Long-term capital gain is currently taxed at a more favorable rate than ordinary income, but the deduction of capital losses is subject to limitation.

Certain taxpayers who have significant tax preferences (and other items allowed favorable treatment for regular tax purposes) may be subject to the alternative minimum tax (“AMT”). The AMT is payable only if and to the extent that it exceeds the taxpayer’s regular tax liability, and AMT paid generally may be credited against subsequent regular tax liability. For purposes of the AMT, an incentive stock option is treated as if it were a non-statutory option (see below). Thus, the difference between fair market value on the date of exercise (or potentially up to six months thereafter if the option holder is subject to Section 16(b) of the Act) and the option price is included in income for AMT purposes, and the taxpayer receives a basis equal to such fair market value for subsequent AMT purposes. However, regular tax treatment (see above) will apply for AMT purposes if a disqualifying disposition occurs in the same taxable year as the options are exercised.

Non-Statutory Stock Options – The tax treatment of NSOs differs significantly from the tax treatment of ISOs. Similar to an ISO, no taxable income is recognized when an NSO is granted. However, upon the exercise of an NSO, the difference between the fair market value of the shares on the date of exercise and the exercise price of the option is taxable as ordinary compensation income to the recipient. In addition, the Company is entitled to a compensation deduction for the amount of ordinary income recognized by the option holder. If the option holder is subject to Section 16(b) of the Act, the date for measuring taxable income potentially may be deferred for up to six months (unless the employee makes an election under Section 83(b) of the Code within 30 days after the exercise date).

Stock Appreciation Rights – No income will be recognized by a participant in connection with the grant of a tandem stock appreciation right or a nontandem stock appreciation right. When the stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received on the exercise of the stock appreciation right. The Company is entitled to a compensation deduction for the amount of ordinary income recognized by the participant.

Unrestricted Stock – Grantees of unrestricted stock awards generally will recognize taxable income in an amount equal to the fair market value of the stock at the time of the grant (or potentially up to six months thereafter if the grantee is subject to Section 16(b) of the Act) less the amount, if any, paid for the stock.

Restricted Stock – Grantees of restricted stock awards generally do not recognize income at the time of the grant of such awards. However, when shares of restricted stock are no longer subject to a substantial risk of forfeiture (or potentially up to six months thereafter if the grantee is subject to Section 16(b) of the Act), grantees recognize ordinary income in an amount equal to the fair market value of the stock less the amount, if any, paid for the stock. Alternatively, the grantee of restricted stock may elect, under Section 83(b) of the Code to recognize income upon the grant of the stock and not at the time the restriction lapses, provided this election is properly made within 30 days after the grant. The Company is entitled to deduct an amount equal to the fair market value of the stock at the time the grantee recognizes income related to the grant.

Restricted Stock Units – The grant of an RSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on the settlement and the Company will be entitled to a corresponding deduction.  Any future appreciation will be taxed as capital gains rates.

Performance Awards – Generally no income will be recognized by a participant upon the grant of a performance award. When payment is made with respect of the earn-out of a performance award (or, with respect to performance shares, potentially up to six months thereafter if the grantee is subject to section 16(b) of the Act), the recipient generally will be required to recognize ordinary income in an amount equal to the cash received and the fair market value of any unrestricted shares of common stock received. The Company is entitled to a compensation deduction for the amount of ordinary income recognized by the participant.

Withholding – The Company may withhold any taxes required by any law or regulation of any governmental authority, whether federal, state or local, in connection with any award under the 2024 Plan, including, but not limited to withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses the Company for such amount.

Compliance with Section 409A of the Code – To the extent applicable, it is intended that the 2024 Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2024 Plan and any grants made under the 2014 Plan will be administered in a manner consistent with this intent.

Effective Date

If the proposed 2024 Incentive Plan is approved by the shareholders, it will become effective on January 17, 2024, or the date of approval by the shareholders, whichever is later.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PURE CYCLE CORPORATION 2024 EQUITY INCENTIVE PLAN

ACTION TO BE TAKEN UNDER THE PROXY

The proxy will be voted “FOR” the individuals nominated by the board and “FOR” approval of Proposals 2, 3 and 4, unless the proxy is marked in such a manner as to withhold authority to so vote. The proxy will also be voted in connection with the transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof. We know of no other matters, other than the matters set forth above, to be considered at the Meeting. If other matters properly come before the Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.

OTHER INFORMATION

Delinquent Section 16(a) Reports

The Company’s directors and executive officers and persons who are beneficial owners of more than 10% of common stock are required to file reports of their holdings and transactions in common stock with the SEC and furnish the Company with such reports. Based solely upon the review of the copies of the Section 16(a) reports received by the Company and written representations from these persons, the Company believes that during the fiscal year ended August 31, 2023, all the directors, executive officers and 10% beneficial owners complied with the applicable Section 16(a) filing requirements, other than a late Form 4 filed by Peter Howell reporting an exercise of options.

Shareholder Proposals and Nomination of Directors

Shareholders who wish to present proposals pursuant to Rule 14a-8 promulgated under the Exchange Act for consideration at our 2025 annual meeting of shareholders must submit the proposals in proper form to us at the address set forth on the first page of this proxy statement not later than August 7, 2024, or, if the date of that meeting is more than 30 calendar days before or after January 17, 2025, a reasonable time before we begin to print and mail our proxy materials with respect to that meeting, in order for the proposals to be considered for inclusion in our proxy statement and form of proxy relating to the 2025 annual meeting of shareholders.

In accordance with our bylaws, nominations for election to the board of directors and shareholder proposals for inclusion in the proxy statement for the 2025 annual meeting of shareholders submitted outside the processes of Rule 14a-8 must be received at our principal executive offices by August 7, 2024, but not before June 6, 2024, together with all supporting documentation and information required by our bylaws. We are not required to include proposals received outside of these dates in the proxy materials for the 2025 annual meeting of shareholders, and any such proposals shall be considered untimely. The persons named in the proxy will have discretionary authority to vote all proxies with respect to any untimely proposals.

To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Pure Cycle’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 19, 2024.

Delivery of Materials to Shareholders with Shared Addresses

We utilize a procedure approved by the SEC called “householding,” which reduces our printing and postage costs. Shareholders who have the same address and last name will receive one copy of the Important Notice Regarding the Availability of Proxy Materials or one set of printed proxy materials unless one or more of these shareholders has provided contrary instructions. If you wish to receive a separate copy of the proxy statement, the Notice, or our Annual Report on Form 10-K, or if you are receiving multiple copies and would like to receive a single copy, please contact our transfer agent at 1-877-830-4932, or write to or call our Corporate Secretary at the address or phone number set forth above. If your shares are owned through a bank, broker or other nominee, you may request householding by contacting the nominee.

Availability of Annual Report and Other Documents

Our Annual Report on Form 10-K is available, free of charge, at www.purecyclewater.com, or at the SEC’s website, www.sec.gov. In addition, we will furnish a copy of our Form 10-K to any shareholder free of charge and a copy of any exhibit to the Form 10-K upon payment of reasonable expenses incurred in furnishing such exhibit(s). You may request a copy of the Form 10-K or any exhibit thereto by writing our Corporate Secretary at Pure Cycle Corporation, 34501 E. Quincy Avenue, Bldg. 65A, Watkins, CO 80137, or by emailing info@purecyclewater.com. We also make available on our website copies of the charters of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board, our Code of Business Conduct and Ethics, Audit Committee Whistleblower Policy, Shareholder Communications Policy and Corporate Governance Guidelines. Our website and the information contained on or connected to our website are not incorporated by reference herein and our web address is included as an inactive textual reference only.

Appendix A

Proposed Plan

PURE CYCLE CORPORATION

2024 EQUITY INCENTIVE PLAN

To be effective as of January 17, 2024

SECTION 1.

INTRODUCTION

1.1.Establishment. Pure Cycle Corporation hereby establishes the Pure Cycle Corporation 2024 Equity Incentive Plan (the “Plan”) for certain officers, employees, consultants, and directors of the Company.

1.2.Purposes. The purposes of the Plan are to provide the officers, employees, consultants, and directors of the Company selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of such persons is more closely aligned with the income of the Company’s shareholders. The Plan is also designed to enhance the ability of the Company to attract, retain and motivate officers, employees, consultants, and directors by providing an opportunity for investment in the Company.

SECTION 2.

DEFINITIONS

2.1.Definitions. The following terms shall have the meanings set forth below:

(a)“Administrator” means (i) the Board, or (ii) one or more committees of the Board or another committee (within its delegated authority) to whom the Board or such committee has delegated all or part of its authority under the Plan. Any committee under clause (ii) hereof which makes grants to “officers” of the Company (as that term is defined in Rule 16a-1(f) promulgated under the Exchange Act) shall be composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, shall be a Non-Employee Director. To the extent required by any applicable stock exchange, the Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). For purposes of the preceding provisions, if one or more members of the Administrator is not a Non-Employee but recuses himself or herself or abstains from voting with respect to a particular action taken by the Administrator, then the Administrator, with respect to the action, will be deemed to consist only of the members of the Administrator who have not recused themselves or abstained from voting.

(b)“Affiliated Entity” means (i) any corporation or other entity (including but not limited to a partnership) that directly, or through one or more intermediaries controls, is controlled by, or is under common control with, Pure Cycle Corporation, or (ii) any entity in which the Company has a significant equity interest, as determined by the Administrator.

(c)“Award” means a grant made under the Plan in the form of Options, Stock Appreciation Rights, unrestricted Stock, Restricted Stock, Restricted Stock Units, Performance Shares, or Performance Units.

(d)“Award Holder” has the meaning set forth in Section 3.4.

(e)“Award Agreement” means a written document delivered by the Company to the recipient of an Award specifying the terms of such Award. Such document must specify, at a minimum, the number of Shares subject to the Award, and to the extent applicable, the exercise price, vesting schedule, restrictions, performance targets, and with respect to Options and Stock Appreciation Rights, any terms which vary from the default provisions provided in the Plan. Such document need not be signed by the Award recipient.

(f)“Board” means the board of directors of the Company.

(g)“Company” means Pure Cycle Corporation, a Colorado corporation, together with its Affiliated Entities except where the context otherwise requires.

(h)“Consultant” means any person, including an advisor, engaged by the Company to render consulting or advisory services and who is compensated for such services and such person is eligible to receive shares registered on Form S-8 under the Securities Act. Mere service as a Director or payment of a director’s fee by the Company or an Affiliated Entity shall not be sufficient to constitute “consulting or advisory services” rendered to the Company or an Affiliated Entity.

(i)“Director” means a member of the Board.

(j)“Dividend Equivalent” shall mean any right granted under Section 11 of the Plan.

(k)“Effective Date” means January 17, 2024, or the date on which this Plan is approved by a vote of the shareholders of the Company, whichever is later.

(l)“Employee” means any person who is a full or part-time employee (including, without limitation, an officer or director who is also an employee) of the Company or any Affiliated Entity or any division thereof. The term also includes future employees who have received a formal offer of employment.

(m)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n)“Executive Officer” shall mean an officer as defined in Exchange Act Rule 16a-1(f) and any person deemed to be an “executive officer” within the scope of Section 13(k) of the Exchange Act.

(o)“Exercise Period” means the period of time within which an Option or Stock Appreciation Right must be exercised.

(p)“Exercise Price” means the price at which Shares subject to an Award may be purchased.

(q)“Fair Market Value” means, as of any date, the value of the Stock determined as follows:

(i)If the Stock is listed on any established stock exchange, its Fair Market Value shall be the closing sales price for such Stock as quoted on such exchange for the last market trading day prior to the time of determination (or, if there are no actual sales of such Stock on such date, the latest sales price of such Stock preceding such date);

(ii)If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)In the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator by the reasonable application of a reasonable valuation method in accordance with Section 409A of the Internal Revenue Code and the regulations thereunder.

(r)“Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Internal Revenue Code.

(s)“Internal Revenue Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

(t)“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

(u)“Non-Statutory Option” means any Option other than an Incentive Stock Option.

(v)“Option” means a right to purchase Stock at a stated price for a specified period of time.

(w)“Participant” means an Employee or Director of, or Consultant to, the Company designated by the Administrator from time to time during the term of the Plan to receive one or more Awards under the Plan.

(x)“Performance Cycle” means the period of time as specified by the Administrator over which Performance Share or Performance Units are to be earned.

(y)“Performance Shares” means an Award made pursuant to Section 10 which entitles a Participant to receive Shares, their cash equivalent or a combination thereof based on the achievement of performance targets during a Performance Cycle.

(z)“Performance Units” means an Award made pursuant to Section 10 which entitles a Participant to receive cash, Stock or a combination thereof based on the achievement of performance targets during a Performance Cycle.

(aa)“Plan” has the meaning set forth in Section 1.1.

(bb)“Qualifying Awards” means Options and Stock Appreciation Rights granted with an Exercise Price of not less than the Fair Market Value of a share of Stock on the date of grant.

(cc)“Restricted Stock” means Stock granted under Section 8 that is subject to restrictions imposed pursuant to such Section.

(dd)“Restricted Stock Unit” means a unit granted under Section 9 evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(ee)“Service Provider” means an Employee or Director of, or Consultant to, the Company or an Affiliated Entity.

(ff)“Share” means a share of Stock.

(gg)“Stock” means the common stock, $.01 par value, of the Company.

(hh)“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or Shares equal to the number of Shares with respect to which the Stock Appreciation Right is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the Exercise Price specified in the Award Agreement.

2.2.Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

SECTION 3.

PLAN ADMINISTRATION

3.1.Authority of Administrator. The Plan shall be administered by the Administrator. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Administrator by the Plan, the Administrator shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to eligible Participants; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Administrator; (vii) subject to the limitations in Sections 6, 16.5, and 18, to make any adjustment in the Exercise Price, the number of Shares subject to, or the terms of, an outstanding Award by amendment, substitution, or regrant; (viii) determine whether, to what extent, and under what circumstances to accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award; (ix) correct any defect, supply any omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or agreement relating to the Plan or any Award hereunder; (x) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan. To the extent necessary or appropriate, the Administrator may adopt sub-plans consistent with the Plan to conform to applicable state or foreign securities or tax laws.

3.2.Determinations Under the Plan. Unless otherwise expressly provided in the Plan all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Affiliated Entity, any Participant, any holder or beneficiary of any Award, and any shareholder. No member of the Administrator shall be liable, in the absence of bad faith, for any act or omission with respect to his or her services as an Administrator. Service on a committee acting as the Administrator shall constitute service as a director of the Company entitling members to any indemnification of liability benefits applicable to directors with respect to their services as Administrator.

3.3.Delegation of Certain Responsibilities. The Administrator may, in its sole discretion, delegate to appropriate officers of the Company the administration of the Plan under this Section 3; provided, however, that no such delegation by the Administrator shall be made (i) if such delegation would not be permitted under applicable law or (ii) with respect to the administration of the Plan as it affects Executive Officers, or Directors of the Company, and provided further that the Administrator may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Subject to the above limitations, the Administrator may delegate to the Chief Executive Officer of the Company its authority under this Section 3 to grant Awards to employees who are not Executive Officers, or Directors of the Company. All authority delegated by the Administrator under this Section 3.3 shall be exercised in accordance with the provisions of the Plan and any guidelines for, conditions on, or limitations to the exercise of such authority that may from time to time be established by the Administrator.

3.4.Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be delivered to the Participant to whom the Award is granted (the “Award Holder”).

3.5.Date of Grant. An Award shall be considered as having been granted on the date specified in the grant resolution of the Administrator.

SECTION 4.

STOCK SUBJECT TO THE PLAN

4.1.Number of Shares. Subject to adjustment as provided in Section 4.3, two million (2,000,000) Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Administrator may from time to time deem necessary. If an Award is to be settled in cash, the number of Shares on which the Award is based shall not count toward the individual share limit set forth in this Section 4.1. The Shares may be divided among the various Plan components as the Administrator shall determine, except that no more than two million (2,000,000) Shares as calculated pursuant to Section 4.2 shall be cumulatively available for the grant of Incentive Stock Options under the Plan. Shares which may be issued upon the vesting or exercise of Awards shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. Except as set forth in Section 4.2 below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

(a)Individual Annual Limitation on Eligible Persons Other Than Non-Employee Directors. Subject to adjustment as provided in Section 4.3, no Participant may be granted Awards in any calendar year with respect to more than three hundred thousand (300,000) Shares.

(b)Limitation for Awards Granted to Non-Employee Directors. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a Non-Employee Director during any calendar year shall not exceed $300,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

4.2.Share Counting. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the following Share counting rules. Any Shares that are subject to an Award under the Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award which expires or is terminated for any reason, shall automatically become available for use under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Award is exercised and any Shares retained by the Company pursuant to Section 19.2 that were originally Incentive Stock Option Shares shall still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.1 has been reached for purposes of Incentive Stock Option grants. For the purposes of clarity and notwithstanding anything to the contrary in this Section 4.2, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

4.3.Adjustments for Stock Split, Stock Dividend, etc. If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of (i) the Shares of Stock as to which Awards may be granted under the Plan, and (ii) the Shares of Stock then included in each outstanding Award granted hereunder, shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.

4.4.Dividend Payable in Stock of Another Corporation, etc. Except as set forth in Section 4.5 below, if the Company shall at any time pay or make any dividend or other distribution upon the Stock payable in securities of another corporation or other property (except money or Stock), a proportionate part of such securities or other property shall be set aside and delivered to any Participant then holding an Award for the particular type of Stock for which the dividend or other distribution was made, upon exercise thereof or vesting thereof, as applicable. Prior to the time that any such securities or other property are delivered to a Participant in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section are not delivered to a Participant because an Award is not exercised or otherwise vested, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

4.5.Spin-offs. If the Company shall at any time pay or make any dividend or other distribution upon the Stock in the nature of a spin-off, for example a dividend payable in securities of an Affiliated Entity, the Administrator shall in its discretion determine what changes are equitably required to outstanding Awards to effect the spin-off, including but not limited to treating Awards of Employees remaining with the Company differently from Awards to Employees of the newly spun-off entity, substituting Awards for Company Stock for Awards of stock in the spun-off entity, and allowing either the Company, the spun-off entity or both to hold the securities or property set aside for Award participants.

4.6.Other Changes in Stock. In the event there shall be any change, other than as specified in Sections 4.3, 4.4 and 4.5, in the number or kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Administrator shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Administrator and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.

4.7.General Adjustment Rules. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued. In the case of any such substitution or adjustment affecting an Award with an Exercise Price, the total Exercise Price for the shares of Stock then subject to the Award shall remain unchanged but the Exercise Price per share under each such Award shall be equitably adjusted by the Administrator to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Award may have been changed.

4.8.Determination by Administrator. Adjustments under this Section 4 shall be made by the Administrator, whose determinations with regard thereto shall be final and binding upon all persons.

SECTION 5.

PARTICIPATION

Participants in the Plan shall be those Employees, Directors, or Consultants who, in the judgment of the Administrator, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Administrator, receipt of one such Award shall not result in automatic receipt of any other Award, and written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto; and further provided that Incentive Stock Options shall not be granted to (i) Consultants, (ii) part-time employees, (iii) Non-Employee Directors, or (iv) Employees of any partnership or other entity which is included within the definition of an Affiliated Entity but whose employees are not permitted to receive Incentive Stock Options under the Internal Revenue Code. An Award grant shall be made in such form as the Administrator shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Administrator, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Administrator.

SECTION 6.

STOCK OPTIONS TO EMPLOYEES AND CONSULTANTS

6.1.Grant of Options to Employees and Consultants. Coincident with or following designation for participation in the Plan, a Participant (other than a Non-Employee Director) may be granted one or more Options. The Administrator in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. The Administrator may grant both an Incentive Stock Option and a Non-Statutory Option to the same Participant at the same time or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2.Option Agreements. Except as otherwise set forth in an Award Agreement delivered to the Participant, each Option shall be governed by the following terms and conditions, as well as such other terms and conditions not inconsistent therewith as the Administrator may consider appropriate in each case.

(a)Number of Shares. Each Award Agreement shall state that it covers a specified number of Shares, as determined by the Administrator. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any year (under all plans of the Company and any Affiliated Entity) exceeds $100,000, such Options shall be treated as not being Incentive Stock Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the $100,000 limitation, only such excess shall be treated as not being an Incentive Stock Option.

(b)Price. Except for the limitations on Incentive Stock Options set forth below, the price at which each Share covered by an Option may be purchased shall be determined in each case by the Administrator and set forth in the Award Agreement. In no event shall the Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the date the Option is granted. Further, the Exercise Price for each Share covered by an Incentive Stock Option granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted.

(c)Duration of Options. The Administrator shall determine the period of time within which the Option may be exercised by the Award Holder. The Exercise Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that the Exercise Period of an Incentive Stock Option granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must expire not more than five years from the date such Option is granted. Any Exercise Period determined by the Administrator to be shorter than the ten or five-year term set forth above, must be set forth in an Award Agreement. Each Award Agreement shall also state the periods of time, if any, as determined by the Administrator, when incremental portions of each Option shall vest. If any Option is not exercised during its Exercise Period, it shall be deemed to have been forfeited and of no further force or effect.

(d)Exercise, Payments, etc. The method for exercising and paying the Exercise Price of each Option granted under the Plan shall be as set forth in Section 19.

SECTION 7.

STOCK APPRECIATION RIGHTS

7.1.Awards Granted by Administrator. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Stock Appreciation Rights. The Administrator may grant free standing Stock Appreciation Rights, Stock Appreciation Rights in tandem with an Option, or any combination thereof.

7.2.Award Agreement. Except as otherwise set forth in an Award Agreement delivered to the Participant, each Stock Appreciation Right shall be governed by the following terms and conditions, as well as such other terms and conditions not inconsistent therewith as the Administrator may consider appropriate in each case.

(a)Number of Shares. Each Award Agreement shall state that it covers a specified number of Shares, as determined by the Administrator.

(b)Price. The Exercise Price of a Stock Appreciation Right shall be determined in each case by the Administrator and set forth in the Award Agreement. In no event shall the Exercise Price for a Stock Appreciation Right be less than the Fair Market Value of the Stock on the date the Award is granted.

(c)Term. The Administrator shall determine the period of time within which the Stock Appreciation Right may be exercised by the Award Holder. The Exercise Period must expire, in all cases, not more than ten years from the date an Award is granted. If any Stock Appreciation Right is not exercised during its Exercise Period, it shall be deemed to have been forfeited and of no further force or effect.

(d)Vesting. Each Stock Appreciation Right shall become exercisable and vest over such period of time or upon such events as determined by the Administrator (including based on achievement of performance goals or future service requirements), which vesting or other terms shall be set forth in an Award Agreement.

7.3.Exercise of Stock Appreciation Right. An Award Holder desiring to exercise a Stock Appreciation Right shall deliver notice to the Company in the manner set forth in Section 19.1(a) except that such notice need not be accompanied by payment. Upon the exercise of a Stock Appreciation Right, the Award Holder shall be entitled to receive from the Company an amount determined by multiplying:

(a)The excess of the Fair Market Value of a Share on the date the Award is exercised over the Exercise Price specified in the Award Agreement; by

(b)The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, payment upon exercise may be in cash, shares of Stock (with or without restrictions), or any combination thereof, as determined by the Administrator in its sole discretion.

7.4.Effect of Exercise of Tandem Right. If a Stock Appreciation Right is issued in tandem with an Option, the exercise of the Stock Appreciation Right or the related Option will result in an equal reduction in the number of corresponding Shares subject to the Option or Stock Appreciation Right, as applicable, that were granted in tandem with such Stock Appreciation Right or Option.

SECTION 8.

STOCK AWARDS

8.1.Awards Granted by Administrator. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more unrestricted Stock Awards or Restricted Stock Awards consisting of Shares. A Stock Award may be paid by delivery of Stock, in cash or in a combination of Stock and cash, as determined by the Administrator.

8.2.Restrictions. A Participant’s right to retain a Restricted Stock Award granted to such Participant under Section 8.1 shall be subject to such restrictions, including but not limited to the Participant’s continuing to perform as a Service Provider for a restriction period specified by the Administrator, or the attainment of specified performance goals and objectives, as may be established by the Administrator with respect to such Award. The Administrator may, in its sole discretion, require different periods of service or different performance goals and objectives with respect to (i) different Participants, (ii) different Restricted Stock Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award.

8.3.Transferability. The Participant’s right to sell, encumber or otherwise transfer Restricted Stock shall be subject to the limitations of Section 15.2 hereof.

8.4.Privileges of a Shareholder. Unless otherwise determined by the Administrator and set forth in the Award Agreement, a Participant holding Shares of Restricted Stock shall become the holder of record of the Restricted Stock on the date the Award is granted. Notwithstanding the foregoing, rights to dividends or Dividend Equivalent payments shall be subject to the limitations described in Section 11.

8.5.Issuance and Delivery of Shares. Any Restricted Stock Award granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Administrator may deem appropriate, including book entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock Award. Shares that are no longer subject to restrictions shall be delivered (including by updating the book entry registration) to the Participant promptly after the applicable restrictions lapse or are waived.

SECTION 9.

RESTRICTED STOCK UNITS

9.1.Awards Granted by Administrator. Coincident with or following designation for participation in the Plan, a Participant may be granted Restricted Stock Units with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Administrator shall determine.

9.2.Restrictions. Restricted Stock Units shall be subject to such restrictions as the Administrator may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Administrator may deem appropriate. For purposes of clarity and without limiting the Administrator’s general authority under Section 3.1, but subject to any specific limitations in Sections 15, 16, 22 and 23, vesting of such Awards may, at the Administrator’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an Affiliated Entity, or upon the achievement of one or more performance goals established by the Administrator, or upon any combination of service based and performance based conditions. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 11.

9.3.Issuance and Delivery of Shares. No Shares shall be issued at the time Restricted Stock Units are granted. Except as otherwise provided in the applicable Award Agreement, upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

SECTION 10.

PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1.Awards Granted by Administrator. Coincident with or following designation for participation in the Plan, a Participant (other than a Non-Employee Director) may be granted Performance Shares or Performance Units.

10.2.Amount of Award. The Administrator shall establish a maximum amount of a Participant’s Award, which amount shall be denominated in Shares in the case of Performance Shares or in dollars in the case of Performance Units.

10.3.Communication of Award. Written notice of the maximum amount of a Participant’s Award and the Performance Cycle determined by the Administrator shall be given to a Participant as soon as practicable after approval of the Award by the Administrator.

10.4.Amount of Award Payable. The Administrator shall establish maximum and minimum performance targets to be achieved during the applicable Performance Cycle. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. Achievement of the maximum performance target shall entitle the Participant to payment (subject to Section 10.6) at the full or maximum amount specified with respect to the Award; provided, however, that notwithstanding any other provisions of the Plan, in the case of an Award of Performance Shares the Administrator in its discretion may establish an upper limit on the amount payable (whether in cash or Stock) as a result of the achievement of the maximum performance target. The Administrator may also establish that a portion of a full or maximum amount of a Participant’s Award will be paid (subject to Section 10.6) for performance which exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

10.5.Adjustments. At any time prior to payment of a Performance Share or Performance Unit Award, the Administrator may adjust previously established performance targets or other terms and conditions to reflect events such as changes in laws, regulations, or accounting practice, or mergers, acquisitions or divestitures.

10.6.Payments of Awards. Following the conclusion of each Performance Cycle, the Administrator shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. Payment shall be made in a lump sum or installments, as determined by the Administrator, commencing as promptly as practicable following the end of the applicable Performance Cycle, subject to Section 19 or such other terms and conditions as may be prescribed by the Administrator; provided, however, that, subject to Section 22.4, all payments shall be made no later than (i) March 15 of the year following the end of the Performance Cycle if such Performance Cycle ends on or before August 31 of a year, or (ii) November 15 of the year following the end of the Performance Cycle if such Performance Cycle ends on or after September 1 of a year.

SECTION 11.

DIVIDEND EQUIVALENTS

The Administrator is hereby authorized to grant Dividend Equivalents to a Participant under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Administrator) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Administrator. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Administrator shall determine. Notwithstanding the foregoing, (i) the Administrator may not grant Dividend Equivalents to Participants in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award, and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying any other Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed. For greater certainty, the Dividend Equivalents shall be subject to the same vesting and forfeiture restrictions as the underlying Shares to which they relate.

SECTION 12.

AWARDS TO NON-EMPLOYEE DIRECTORS

12.1.Board Grants. The Board (and not a committee of the Board), in its sole discretion, may grant Awards to Non-Employee Directors in the form of Non-Statutory Options, unrestricted Stock, Restricted Stock or Restricted Stock Units. The Board (and not a committee of the Board), in its sole discretion, may also adopt one or more formulas that provide for granting a specified Award to each Non-Employee Director for attendance at each meeting of designated committees of the Board. The Board may adopt different formulas for the various committees of the Board, and it may choose to adopt formulas for some committees and not others. Further, any formula may provide for a different grant to members of the committee charged with additional responsibilities on the committee, such as the chairman.

12.2.Administrator. The Administrator shall have no authority, discretion or power to select the Non-Employee Directors who will receive any Award, determine the number of Shares to be issued or the time at which such Awards are to be granted, establish the duration of the Awards or alter any other terms or conditions specified in the Plan or by the Board, except in the sense of administering the Plan pursuant to the provisions of the Plan and the grant resolution of the Board.

12.3.Price of Option Shares. The exercise price per Share for any Option granted pursuant to this Section 12 shall be 100% of the Fair Market Value of the Stock on the date on which the Non-Employee Director is granted the Option.

12.4.Other Terms. Except for the limitations set forth in Sections 5, 12.3, and 14, the terms and provisions of Awards shall be as determined from time to time by the Administrator, and Awards issued may contain terms and provisions different from other Awards granted to the same or other Award recipients. Awards shall be evidenced by an Award Agreement containing such terms and provisions as the Administrator may determine, subject to the provisions of the Plan.

SECTION 13.

TERMINATION OF PARTICIPANT

Except as otherwise provided in the Plan, in the event a Participant ceases to be a Service Provider, the rights of the Participant as it relates to any and all outstanding Awards under the Plan shall be governed by the provisions of the applicable Award Agreement(s).

SECTION 14.

CHANGE IN CONTROL, REORGANIZATION OR LIQUIDATION

14.1.Change in Control. In the event of a change in control of the Company as defined in Section 14.3, then the Administrator may, in its sole discretion, without obtaining shareholder approval, to the extent permitted in Section 18, take any or all of the following actions: (a) accelerate the exercise dates of any outstanding Awards or make all such Awards fully vested and exercisable; (b) grant a cash bonus award to any Award Holder in an amount necessary to pay the Exercise Price of all or any portion of the Award then held by such Award Holder; (c) pay cash to any or all Award Holders in exchange for the cancellation of their outstanding Awards in an amount equal to the difference between the Exercise Price of such Awards and the greater of the tender offer price for the underlying Stock or the Fair Market Value of the Stock on the date of the cancellation of the Awards; (d) make any other adjustments or amendments to the outstanding Awards; and (e) eliminate all restrictions with respect to Awards of Restricted Stock and deliver Shares free of restrictive legends to any Participant; provided, however, that the Administrator shall not make any adjustment or amendment that would constitute a “modification” of an Award, as such term is used in Internal Revenue Code regulation § 1.409A-1(b)(5)(v), that would result in such Award being subject to additional tax pursuant to Section 409A of the Internal Revenue Code.

14.2.Performance Shares and Performance Units. Under the circumstances described in Section 14.1, the Administrator may, in its sole discretion, and without obtaining shareholder approval, to the extent permitted in Section 18, provide for payment of outstanding Performance Shares and Performance Units at the maximum award level or any percentage thereof; provided, however, that to the extent permitted by Section 22.4 herein, all payments shall be made no later than (i) March 15 of the year following the end of the Performance Cycle to which the Performance Shares or Performance Units relate if such Performance Cycle ends on or before August 31 of a year, or (ii) November 15 of the year following the end of the Performance Cycle to which the Performance Shares or Performance Units relate if such Performance Cycle ends on or after September 1 of a year.

14.3.Definition. For purposes of the Plan, a “change in control” shall be deemed to have occurred if: (a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 33-1/3% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

14.4.Reorganization or Liquidation. In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of Section 14.1 do not apply, the Administrator, or the board of directors of any corporation assuming the obligations of the Company, shall, have the power and discretion to prescribe the terms and conditions for the exercise, or modification, of any outstanding Awards granted hereunder. By way of illustration, and not by way of limitation, the Administrator may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Administrator may remove restrictions on Restricted Stock and may modify the performance requirements for any other Awards. The Administrator may provide that Stock or other Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. The Administrator may provide that any vesting provisions applicable to Restricted Stock Units have lapse and have been deemed satisfied. Any such determinations by the Administrator may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 14.4 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock.

SECTION 15.

CONTINUATION OF SERVICES; TRANSFERABILITY

15.1.Continuation of Services. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider, or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant’s services as a Service Provider shall be determined by the Administrator at the time of such leave in accordance with then current laws and regulations.

15.2.Nontransferability. Except as provided in Section 15.3, no right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, except (if otherwise permitted under Section 15.4) pursuant to a domestic relations order, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Participant’s rights and interests in Options and Stock Appreciation Rights shall, if otherwise permitted under Section 15.4, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options and Stock Appreciation Rights may be made by, the Participant’s legal representatives, heirs or legatees. If, in the opinion of the Administrator, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator or other legal personal representative upon furnishing the Administrator with evidence satisfactory to the Administrator of such status. Transfers shall not be deemed to include transfers to the Company or “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Administrator.

15.3.Permitted Transfers. Pursuant to conditions and procedures established by the Administrator from time to time, the Administrator may permit Awards (other than Incentive Stock Options) to be transferred to, exercised by and paid to certain persons or entities related to a Participant. Any such transfers shall be in accordance with the rules of Form S-8 (e.g., limited to immediate family members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations); and provided, further, that such transfers shall not be made for consideration to the Participant. In the case of initial Awards, at the request of the Participant, the Administrator may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Administrator receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

15.4.Limitations on Incentive Stock Options. Notwithstanding anything in this Agreement (or in any Award Agreement evidencing the grant of an Option hereunder) to the contrary, Incentive Stock Options shall be transferable only to the extent permitted by Section 422 of the Internal Revenue Code and the treasury regulations thereunder without affecting the Option’s qualification under Section 422 as an Incentive Stock Option.

SECTION 16.

GENERAL RESTRICTIONS

16.1.Investment Representations. The Company may require any person to whom an Award is granted, as a condition of exercising such Award or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Award for such person’s own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

16.2.Compliance with Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Administrator. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

16.3.Stock Restriction Agreement. The Administrator may provide that shares of Stock issuable pursuant to an Award shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant’s cessation or termination as a Service Provider.

16.4.Shareholder Privileges. No Award Holder shall have any rights as a shareholder with respect to any Shares covered by an Award until the Award Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Award Holder becomes the holder of record of such Stock, except as provided in Section 4.

16.5.Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4.3, 4.5, or 4.6 hereof, the Administrator may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Stock Awards, Restricted Stock Awards, Restricted Stock Units, Performance Shares, or Performance Units in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

SECTION 17.

OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute “earnings” with respect to which any other benefits of such Participant are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

SECTION 18.

PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

SECTION 19.

EXERCISE AND WITHHOLDING

19.1.Exercise, Payments, etc.

(a)The method for exercising each Award granted under the Plan shall be by delivery to the Corporate Secretary of the Company or an agent designated pursuant to Section 20 of a notice specifying the number of Shares with respect to which such Award is exercised and payment of the Exercise Price. Such notice shall be in a form satisfactory to the Administrator and shall specify the particular Award (or portion thereof) which is being exercised and the number of Shares with respect to which the Award is being exercised. The exercise of the Award shall be deemed effective upon receipt of such notice by the Corporate Secretary or a designated agent and payment to the Company. The purchase of such Stock shall be deemed to take place at the principal office of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (b) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Award Holder. If certificates representing Stock are used to pay all or part of the Exercise Price, separate certificates for the same number of shares of Stock shall be issued by the Company and delivered to the Award Holder representing each certificate used to pay the Exercise Price, and an additional certificate shall be issued by the Company and delivered to the Award Holder representing the additional Shares, in excess of the Exercise Price, to which the Award Holder is entitled as a result of the exercise of the Award.

(b)The exercise price shall be paid by any of the following methods or any combination of the following methods:

(i)in cash;

(ii)by certified or cashier’s check payable to the order of the Company;

(iii)if authorized by the Administrator, in its sole discretion, by delivery to the Company of certificates representing the number of Shares then owned by the Award Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Award, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Award Holder for more than six months; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Award shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the Exercise Price;

(iv)if authorized by the Administrator, in its sole discretion, by requesting to receive the number of Shares being exercised less the number of Shares having a Fair Market Value as of the exercise date equal to the aggregate Exercise Price for all Shares being exercised at the time;

(v)if authorized by the Administrator, in its sole discretion, and subject to applicable law, including Section 402 of the Sarbanes-Oxley Act, by delivery by a Participant (other than an Executive Officer or Director) to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Award Holder necessary to pay the exercise price; or

(vi)if authorized by the Administrator, in its sole discretion, any combination of these methods.

(c)In the sole discretion of the Administrator, the Company may, subject to applicable law, including Section 402 of the Sarbanes-Oxley Act, guaranty a third-party loan obtained by a Participant (other than an Executive Officer or Director) to pay part or all of the Exercise Price of the Shares provided that such loan or the Company’s guaranty is secured by the Shares and the loan bears interest at a market rate. The Company may not make or guaranty loans to Executive Officers or Directors.

19.2.Withholding Requirement. The Company’s obligations to deliver Shares upon the exercise of an Option or Stock Appreciation Right, or upon the vesting of any other Award, shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other tax withholding requirements. The Company may defer exercise of an Award unless indemnified by the Participants to the Administrator’s satisfaction against the payment of any such amount. Further, the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind due to the Participant by the Company.

19.3.Withholding with Stock. At the time the Administrator grants an Award, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Administrator. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). Any such elections by Participants to have Shares withheld for this purpose will be subject to the following restrictions:

(a)All elections must be made prior to the Tax Date;

(b)All elections shall be irrevocable; and

(c)If the Participant is an “officer” or “director” of the Company within the meaning of Section 16 of the Exchange Act, the Participant must satisfy the requirements of such Section 16 of the Exchange Act and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

19.4.Incentive Options. In the event that an Award Holder makes a disposition (as defined in Section 424(c) of the Internal Revenue Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (i) the expiration of two years from the date on which the Incentive Stock Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Award Holder shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of Shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Award Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

SECTION 20.

BROKERAGE ARRANGEMENTS

The Administrator, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the exercise of Options or the disposition of Shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.

SECTION 21.

NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the submission of the Plan to shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Employees or Consultants generally, or to any class or group of Employees or Consultants, which the Company or any Affiliated Entity now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

SECTION 22.

REQUIREMENTS OF LAW

22.1.Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

22.2.Rule 16b-3. Transactions under the Plan and within the scope of Rule 16b-3 of the Exchange Act are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by the Administrator under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Administrator.

22.3.Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorados.

22.4.Specified Employees Under Regulation 409A. For purposes of the Plan, the term “termination of employment” shall mean, with respect to any Award that constitutes a deferral of compensation within the meaning of Section 409A of the Internal Revenue Code, “separation from service” within the meaning of Section 409A of the Internal Revenue Code. Payment of any amount due a Participant after a termination of employment with the Company shall generally be made as soon as practical after such termination. However, if a Participant is a “specified employee” on the date of his or her termination of employment, as that term is defined under Sections 409A(a)(2)(A)(i) and 409A(a)(2)(B)(i) of the Internal Revenue Code, then, to the extent necessary to avoid imposition of additional taxes and interest under Section 409A of the Internal Revenue Code, any such payment shall be made on the date that is the earliest of: (i) six (6) months after the Participant’s termination of employment, (ii) the Participant’s date of death, if applicable, or (iii) such other earliest date for which such payment will not be subject to the constructive receipt, interest, and additional tax provisions of Section 409A of the Internal Revenue Code.

22.5.Regulation 409A. The payments and benefits payable under the Plan are intended to not be subject to the additional tax imposed pursuant to Section 409A of the Internal Revenue Code, and the Plan shall be construed in accordance with such intent.

SECTION 23.

CLAWBACK OR RECOUPMENT

All Awards under the Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

SECTION 24.

DURATION OF THE PLAN

No Award shall be granted under the Plan after ten years from the Effective Date; provided, however, that any Award theretofore granted may, and the authority of the Board or the Administrator to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date. Further, no Incentive Stock Option shall be granted under the Plan after the date that is ten years following the earlier of (1) the date on which the Plan was adopted by the Board, or (2) the date on which the Plan was approved by the shareholders of the Company.

Dated:	PURE CYCLE CORPORATION

By:

Name:

Title:

VIEW MATERIALS & VOTE w SCAN TO PURE CYCLE CORPORATION C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D63118-P63607 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PURE CYCLE CORPORATION The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) 02) 03) 04) Mark W. Harding Patrick J. Beirne Wanda J. Abel Frederick A. Fendel III 05) 06) 07) Peter C. Howell Daniel R. Kozlowski Jeffrey G. Sheets The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain ! ! ! ! ! ! 2. Ratification of appointment of Plante & Moran PLLC as the independent registered public accounting firm for the fiscal year ending August 31, 2022. 3. Approval, on an advisory basis, of compensation of the Company's named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is available at www.proxyvote.com. D63119-P63607 PURE CYCLE CORPORATION Annual Meeting of Shareholders January 11, 2023 2:00 PM This proxy is solicited by the Board of Directors Mark W. Harding and Kevin B. McNeill, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Pure Cycle Corporation to be held on January 11, 2023 at 2:00 PM Mountain Standard Time at the offices of Pure Cycle Corporation, 34501 E. Quincy Avenue, Bldg. 34, Watkins, CO 80137, or at any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no instructions are specified, this proxy will be voted FOR the election of all nominees under Proposal 1, FOR Proposal 2 and FOR Proposal 3. If any other matters properly come before the meeting, this proxy will be voted by the above named proxies in their discretion. Continued and to be signed on reverse side